MADISON STRATEGIC SECTOR PREMIUM FUND
MADISON COVERED CALL & EQUITY STRATEGY FUND
550 Science Drive
Madison, WI 53711
 August 27, 2018

Dear Shareholder:

You are cordially invited to attend the special shareholder meeting (the "Special Meeting") of the Madison Strategic Sector Premium Fund (“MSP”), a Delaware statutory trust, and/or the annual shareholder meeting (the “Annual Meeting”) of the Madison Covered Call & Equity Strategy Fund (“MCN”), a Delaware statutory trust (each a “Fund” and together, the “Funds) to be held at the offices of Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, on Friday, September 28, 2018 (the “Meeting Date”), for the purpose of taking actions on the proposals listed in the enclosed Joint Proxy Statement/Prospectus. I encourage you to take the time to read the enclosed Joint Proxy Statement/Prospectus and vote your shares. Your vote is vital to the outcome of the proposals being presented by the Board of Trustees of each Fund. The Special Meeting will be held at 9:00 a.m. Central Time on the Meeting Date and the Annual Meeting will be held at 9:30 a.m. Central Time on the Meeting Date.

At the Special Meeting, shareholders of MSP will be asked to approve an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which MSP will be merged with and into MCN (the “Merger”), a fund managed by the same investment adviser that manages MSP. MCN’s investment objectives and fundamental policies are identical to those of MSP and there are no material differences with respect to the investment strategies, risks and non-fundamental policies of the Funds.

At the Annual Meeting, shareholders of MCN will be asked (i) to approve the Merger Agreement, (ii) to approve the issuance of additional common shares of MCN in connection with the Merger, (iii) to approve an amendment to clarify the fund's industry concentration policy, and (iv) to elect one Trustee to serve until the MCN 2021 annual meeting.

Each Fund's proposals are described in more detail in the enclosed Joint Proxy Statement/Prospectus.

The Board of Trustees of each Fund believes each proposal, as applicable, is in the best interests of its respective
Fund and shareholders and unanimously recommends that you vote FOR each proposal.

YOUR VOTE COUNTS! PLEASE CAST YOUR BALLOT TODAY, FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you have any questions, please call 1-800-767-0300 between 8:00 a.m. and 5:00 p.m. Central Time, Monday through Friday.

Sincerely,

Katherine L. Frank
President
Madison Strategic Sector Premium Fund
Madison Covered Call & Equity Strategy Fund

Please vote now. Your vote is important.

To avoid the unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided. If you choose to authorize your proxy by phone or internet, please refer to the instructions found on the enclosed proxy card. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting and/or the Annual Meeting, as applicable.

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MADISON STRATEGIC SECTOR PREMIUM FUND
-- NOTICE OF SPECIAL MEETING OF SHAREHOLDERS --
MADISON COVERED CALL & EQUITY STRATEGY FUND
-- NOTICE OF ANNUAL MEETING OF SHAREHOLDERS --
550 Science Drive
Madison, WI 53711
To be held on September 28, 2018
Dear Shareholders:
Notice is hereby given that a special meeting of shareholders (the "Special Meeting") of the Madison Strategic Sector Premium Fund (“MSP”) and the annual meeting of shareholders (the “Annual Meeting”) of the Madison Covered Call & Equity Strategy Fund (“MCN”) (each a “Fund” and together, the “Funds”) will be held in the offices of Madison Asset Management, LLC, 550 Science Drive, Madison, WI 53711, on Friday, September 28, 2018 (the “Meeting Date”).
The Special Meeting of MSP will be held at 9:00 a.m. Central Time on the Meeting Date. MSP shareholders are being asked to consider and vote on the following:

1.	Proposal 1: To approve an Agreement and Plan of Merger (the “Merger Agreement”) and the transactions contemplated therein, including the merger of MSP with and into MCN (the “Merger”); and
Any other matters that properly come before the Special Meeting and any adjourned or postponed session of the Special Meeting.
The Annual Meeting of MCN will be held at 9:30 a.m. Central Time on the Meeting Date. MCN Shareholders are being asked to consider and vote on the following:

1.	Proposal 1: To approve the Merger Agreement and the transactions contemplated therein, including the Merger;

2.	Proposal 2: To approve the issuance of additional common shares of MCN in connection with the Merger;

3.	Proposal 3: To approve an amendment to clarify the fund's industry concentration policy;

4.	Proposal 4: To elect one Trustee as a Class II Trustee to serve until the MCN 2021 annual meeting of shareholders or until his successor shall have been elected and qualified; and
Any other matters that properly come before the Annual Meeting and any adjourned or postponed session of the Annual Meeting.
The Boards of Trustees of the Funds believe the proposals, as applicable, are in the best interests of the Funds and shareholders and unanimously recommends that you vote FOR the proposals.
The Board of Trustees of MSP has fixed the close of business on July 9, 2018, as the record date for the determination of shareholders of MSP entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof (the “MSP Record Date”). The Board of Trustees of MCN has fixed the close of business on June 5, 2018, as the record date for the determination of shareholders of MCN entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “MCN Record Date”). Only holders of common shares of record at the close of business on the MSP Record Date or the MCN Record Date, as applicable, will be entitled to vote. To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, or vote via the Internet or telephone following the instructions on the proxy card, after reading the accompanying Joint Proxy Statement/Prospectus.
By Order of Each Fund’s Board of Trustees
Holly S. Baggot
Secretary
Madison Strategic Sector Premium Fund
Madison Covered Call & Equity Strategy Fund
August 27, 2018
MSP shareholders are cordially invited to attend the Special Meeting. MCN shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for a Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date, and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.
If you intend to attend the meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at a meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the meeting.

INSTRUCTIONS FOR SIGNING THE PROXY CARD

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp……………………………...	ABC Corp.
(2) ABC Corp……………………………...	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer…..	John Doe
(4) ABC Corp. Profit Sharing Plan………...	John Doe, Trustee

Partnership Accounts
(1) The XYZ partnership…………………	Jane B. Smith, Partner
(2) Smith and Jones, limited partnership….	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust……………………………..	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA……………...	John B. Smith
(2) Estate of John B. Smith………………..	John B. Smith, Jr., Executor

QUESTIONS & ANSWERS REGARDING THE MEETINGS AND PROPOSALS

We strongly encourage you to read the complete Joint Proxy Statement/Prospectus. However, for your convenience, we have provided a brief overview of the proposals to be voted on.

GENERAL QUESTIONS/ANSWERS

Question 1.    Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

Answer:
You are receiving the Joint Proxy Statement/Prospectus because you own shares, either directly or beneficially, of (i) the Madison Strategic Sector Premium Fund (“MSP”) as of July 9, 2018, which is the record date for determining shareholders of MSP entitled to notice of and to vote at the special meeting of shareholders of MSP (the “Special Meeting”) and/or (ii) the Madison Covered Call & Equity Strategy Fund (“MCN”) as of June 5, 2018, which is the record date for determining shareholders of MCN entitled to notice of and to vote at the annual meeting of shareholders of MCN (the “Annual Meeting” and, together with the Special Meeting, the “Meetings”). The Boards of Trustees of MSP and MCN (each a “Board” and collectively, the “Boards”) urge you to review the information contained in this Joint Proxy Statement/Prospectus before voting on the proposals that will be presented at the Meetings.

Question 2.    Why are the Meetings being held?

Answer:
Shareholders of MSP: You are being asked to approve an Agreement and Plan of Merger between MSP and MCN (the “Merger Agreement”) and the transactions contemplated therein, including the merger of MSP with and into MCN (the “Merger”).

Shareholders of MCN: You are being asked (i) to approve the Merger Agreement and the transactions contemplated therein, including the Merger, (ii) to approve the issuance of additional common shares of MCN (the “MCN Common Shares”) in connection with the Merger (the “Share Issuance”), (iii) to approve an amendment to the fund's industry concentration policy, and (iv) to elect one Trustee as a Class II Trustee of the Board to serve until MCN's 2021 annual meeting of shareholders or until his successor shall have been elected and qualified.
Question 3.    What are the Meetings Quorum and Adjournment Requirements

Answer:
The holders of a majority of the common shares entitled to vote on any matter at each Fund's respective Meeting    present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business on such matter. With respect to the Special Meeting, relating to MSP only, abstentions are treated as present for purposes of determining whether a quorum exists, while broker non-votes are treated as not present and will have no effect on the vote. With respect to the Annual Meeting, relating to MCN only, abstentions are treated as present for purposes of determining whether a quorum exists, while broker non-votes are treated as not present and will have no effect on the vote, except as it relates to the determination of whether a quorum exists for routine matters (i.e., the election of Trustee). A "broker non-vote" results when banks, brokerage firms and other nominees return a valid proxy but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares.

If a quorum with respect to a proposal is not present at a Meeting, then the persons named as proxies may propose one or more adjournments of the Meeting relating to that proposal to permit further solicitation of proxies. Any such adjournment of a Meeting with respect to a proposal will require the affirmative vote of a majority of those shares present at the Meeting with respect to that proposal in person or by proxy. Abstentions will be voted in favor of adjournment, while broker non-votes will be disregarded, except that for MCN only, broker non-votes received for routine matters (i.e., the election of Trustee) will be voted in favor of adjournment.
Question 4.    How do the Boards recommend I vote?

Answer:
The Boards of MSP and MCN (each a “Fund” and collectively, the “Funds”), both of which are comprised only of Trustees who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), have unanimously recommended that shareholders vote FOR all of the proposals. If no instructions are indicated on your proxy card, then the representatives holding proxies will vote in accordance with the recommendations of your Fund’s Board.

Question 5.	Who do I call if I have questions?

Answer:
If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy information agent hired by the Funds, at 1-866-492-0860. Please have the enclosed proxy card and Joint Proxy Statement/Prospectus available when you call.

Question 6.	How do I vote my shares?

Answer:
You may authorize your proxy by mail, phone or internet or you may vote in person at the Meetings. To authorize your proxy by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize your proxy by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. You may vote in person at the Meetings by attending in person and filling out a ballot.

i

Question 7.    Will anyone contact me?

Answer:
You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy. We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the proxy solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its Meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.
MERGER QUESTIONS/ANSWERS

Question 8.	Why is the Merger being recommended?

Answer:
The Boards have approved the Merger of MSP into MCN. MSP is the "Acquired Fund" in the Merger, and MCN is the "Acquiring Fund" and also the accounting survivor. Each Fund’s Board has determined that the Merger would be in the best interests of its Fund and would not dilute the interests of shareholders. The Funds have the same investment objectives and fundamental policies and no material differences with respect to non-fundamental policies, strategies and risks. In addition, the Funds are managed by the same investment adviser and portfolio managers. In light of these similarities, the proposed Merger is intended to reduce fund redundancies and create a single, larger fund (the “Combined Fund”) that may benefit from anticipated operating efficiencies. Following the Merger, the Combined Fund is also expected to experience enhanced secondary market trading for MCN Common Shares as a result of the greater share volume of the Combined Fund.

Question 9.	What are the potential benefits of the Merger to shareholders?

Answer:
The investment adviser to the Funds, Madison Asset Management, LLC (the “Adviser”), and each Fund’s Board believe that the proposed Merger is expected to offer the following potential benefits to shareholders of the Funds:

•
The Merger will allow for synergies that accompany a larger fund (e.g., the potential for higher share net earnings over time from increased operational efficiencies and improved market trading) while still providing continuity for shareholders because shareholders will be able to maintain the same investment strategies, investment adviser and other service providers, among other things.

•	The Merger of MSP, a closed-end fund, into MCN, another closed-end fund, will allow MSP shareholders to remain in a closed-end structure, which respects the choice they made when they invested in MSP.

•
The Merger will not result in a dilution of shareholders’ economic interests because the total value of MCN Common Shares issued as a result of the Merger will be the same as the aggregate net asset value of the common shares of MSP (the “MSP Common Shares”) converted into MCN Common Shares as a result of the Merger.

•
The management fee of the Combined Fund after the Merger will not change, remaining at 0.80%. However, the breakpoints currently in place for MSP (but not for MCN), which provide for a reduction in the management fee to 0.60% on assets in excess of $500 million, will not be carried forward to the Combined Fund.

•
The Merger will allow for improved secondary market trading for common shares as the Combined Fund’s greater share volume is expected to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. The Boards considered the Funds’ current share price discounts and noted that the Combined Fund’s greater trading volume from the increase in outstanding common shares and the resulting increase in market liquidity could result in a share price discount that is lower than the Funds’ current discounts.

•
In addition, the potential for higher share net earnings over time from increased operating efficiencies may increase investor interest in the Combined Fund, and, in turn, may result in increased market liquidity.

While the total annual expense ratio of the Combined Fund after the Merger will be that of MCN (1.06% as of December 31, 2017), which is higher than the total expense ratio for MSP for the same period (0.98%), in light of the benefits described above, the Boards determined that the Merger would be in the best interests of the Funds and, therefore, recommend that shareholders approve the Merger.

Question 10.	Will the Merger impact the fees charged by the Funds?

Answer:
Yes. While the Combined Fund will maintain MCN’s management fee rate of 0.80% of the Combined Fund’s average net assets, the Combined Fund will pay a services fee rate of 0.26% of the Combined Fund’s average net assets, which is the same rate that MCN currently pays but is an increase from the rate of 0.18% that MSP currently pays. The services fee is used to pay for services to the Funds' include compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary to conduct the Fund’s business. The MSP Board discussed this fee increase to MSP as one factor in its broader consideration of the relative costs and benefits of the Merger to shareholders and determined that this cost would outweighed by the potential benefits to shareholders for the reasons discussed above and elsewhere in this Joint Proxy Statement/Prospectus.

Question 11.	What are the potential benefits of the Merger to the Adviser and its Affiliate?

Answer:
The Boards recognized that the Merger may result in some potential benefits for the Adviser and its parent company, Madison Investment Holdings (“MIH”). These benefits include operational efficiencies that may be attained resulting from managing one portfolio instead of two, which would eliminate certain duplicative administrative services (e.g. accounting, shareholder reports, audit) and staff oversight (including operations, compliance and trading teams) to separate stand-alone funds. These increased efficiency, in turn, may allow the Adviser to reallocate staff resources and to further streamline functions. In addition, portfolio managers will be able to devote more time to managing fund assets if there is one portfolio instead of two. Any economies realized due to improved operational efficiencies by the Adviser would flow through to MIH.

Question 12.	Will the Merger impact Fund distributions to shareholders?

Answer:
In considering the Merger, each Fund’s Board took into account information from the Adviser indicating that the Merger is not expected to adversely impact distributions to shareholders and is expected to result in the same distribution yield for shareholders of each Fund as those for shareholders of the Combined Fund.

Question 13.	Do the Funds have the same investment objectives, strategies, policies and risks?

Answer:
Yes. The Funds have the same investment objectives and fundamental policies and no material differences with respect to non-fundamental policies, strategies and risks. In addition, the Funds are managed by the same investment adviser and portfolio managers. Each Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. After the Merger, the Combined Fund will pursue the same investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the Adviser’s view, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Combined Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities.

Question 14.	Will the MSP Common Shares be converted into MCN Common Shares in the Merger?

Answer:
Yes. MSP Common Shares outstanding at the effective time of the Merger will be converted automatically into MCN Common Shares. It will not be necessary for MSP shareholders to exchange their MSP Common Shares for MCN Common Shares.

Holders of MSP Common Shares will receive newly issued MCN Common Shares, with cash being distributed in lieu of fractional shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Merger, of MCN Common Shares received by MSP shareholders (including, for this purpose, fractional MCN Common Shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the MSP Common Shares held by MSP shareholders as of such time. Fractional shares will be aggregated and sold on the open market and MSP shareholders will receive cash in lieu of such fractional shares.
Market volatility could affect the market price and the discount for each of the Funds prior to the Merger, as well as the net asset value of both Funds prior to the Merger. As of August 9, 2018, the market closing price and NAV per share for MCN was $7.83 and $8.28 respectively, and for MSP was $12.04 and $12.38 respectively.

Question 15.	How will the Merger affect voting power for shareholders?

Answer:
The shareholders may experience a dilution of voting power due to the increased number of shares released during the merger process. Current shareholders of MCN will remain shareholders of MCN following the Merger. Following the Merger, shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the Combined Fund as compared to their percentage holdings of their respective Funds prior to the Merger, and, thus, a reduced percentage of ownership in the Combined Fund than they held in MCN or MSP individually.

Question 16.    Does the Merger constitute a taxable event for shareholders?

Answer:
No. The Merger is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Merger itself, except to the extent that you receive cash in lieu of fractional MCN Common Shares (as described above), which cash is expected to be de minimis.

Prior to the closing of the Merger, MSP expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to MSP shareholders for federal income tax purposes.

Question 17.	What will happen if the required shareholder approval of the Merger is not obtained?

Answer:
Because the closing of the Merger is contingent upon both MSP and MCN obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, failure by a Fund to obtain the requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions may result in the Merger not occurring. For more information regarding the closing conditions can be found in the Form of Agreement and Plan of Merger (Exhibit A).

If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Fund as a stand-alone fund.

Question 18.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Merger?

Answer:
No. The Adviser will bear the costs of the Merger. The Adviser estimates the costs of the Merger will be approximately $108,000. However, a shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Merger. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Question 19.	What is the timetable for the Merger?

Answer:	If the shareholder vote and other conditions to closing are satisfied (or waived), then the Merger is expected to take effect on or about October 8, 2018, or as soon as practicable thereafter.

SHARE ISSUANCE QUESTIONS/ANSWERS

Question 20.	Why are shareholders of MCN being asked to approve the Share Issuance?

Answer:
Applicable state and federal laws do not require MCN shareholders to approve the Share Issuance in connection with the Merger. However, given the relative sizes of MSP and MCN, and therefore the number of MCN Common Shares that would be issued in the Merger, applicable New York Stock Exchange rules require MCN shareholders to approve the Share Issuance.

AMENDMENT TO FUND'S INDUSTRY CONCENTRATION POLICY QUESTIONS/ANSWERS

Question 21.	Why are shareholders of MCN being asked to approve an amendment to clarify the Fund's policy on industry concentration?

Answer:	The Fund's policy on industry concentration is "fundamental," meaning that is can only be changed by shareholder approval.

Question 22.	Why is the amendment being proposed?

Answer:
The Fund's current policy reads: The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries (as such terms are defined by the Fund’s Board of Trustees) except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

The amendment being proposed is to strike the exception regarding temporary defensive positions (subsection b), which is not defined, but is covered under subsection a.

TRUSTEE ELECTION QUESTIONS/ANSWERS

Question 23.	Who is the nominee for the MCN Board that MCN shareholders are being asked to consider?

Answer:	Mr. James R. Imhoff Jr. has been nominated to serve as a Class II Trustee on the MCN Board until MCN's 2021 annual meeting of shareholders or until his successor shall have been elected and qualified.

Question 24.	Is the Trustee election conditioned on shareholder approval of the Merger?

Answer:	No, the election of a Class II Trustee is not conditioned on shareholder approval of Proposal 1 (the Merger) or Proposal 2 (issuance of MCN Common Shares in connection with the Merger).

JOINT PROXY STATEMENT/PROSPECTUS
MADISON STRATEGIC SECTOR PREMIUM FUND
MADISON COVERED CALL & EQUITY STRATEGY FUND
550 Science Drive
Madison, WI 53711

August 27, 2018

This Joint Proxy Statement/Prospectus is being furnished in connection with a solicitation of proxies by the Boards of Trustees (each a “Board” and together, the “Boards") of the Madison Strategic Sector Premium Fund (“MSP”) and the Madison Covered Call & Equity Strategy Fund (“MCN”) (each a “Fund” and together the “Funds"), for use at the special meeting of shareholders of MSP (the “Special Meeting”) and the annual meeting of shareholders of MCN (the “Annual Meeting”) (each a "Meeting" and collectively, the "Meetings"), to be held in the offices of Madison Asset Management, LLC (the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on Friday, September 28, 2018 (the “Meeting Date”).
The Special Meeting will be held at 9:00 a.m., Central Time, on the Meeting Date and at any and all adjournments or postponements thereof, to consider the items set forth in the accompanying Notice of Special Meeting of Shareholders and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus.
The Annual Meeting will be held at 9:30 a.m. Central Time on the Meeting Date, and at any and all adjournments or postponements thereof, to consider the items set forth in the accompanying Notice of Annual Meeting of Shareholders and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus.
This Joint Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders, the Notice of Annual Meeting of Shareholders, and the proxy card, are being mailed to shareholders of record on or about August 27, 2018.
Important Notice Regarding the Availability of Proxy Materials for the Meetings to be held on September 28, 2018:
This Joint Proxy Statement/Prospectus is available at the website listed on the proxy card.
MSP and MCN are each organized as a Delaware statutory trust. Shareholders of record of MSP at the close of business on July 9, 2018 (the “MSP Record Date”) and shareholders of record of MCN at the close of business on June 5, 2018 (the “MCN Record Date”) are entitled to receive notice of, and to vote at, each Fund's respective meeting, and any and all adjournments or postponements thereof. Each common share of a Fund is entitled to one vote on the respective proposals for such Fund, and each fractional share is entitled to a fractional vote thereon. As of the MSP Record Date, 5,798,291 common shares of MSP (the “MSP Common Shares”) were outstanding. As of the MCN Record Date, 19,268,423 common shares of MCN (the “MCN Common Shares”) were outstanding.
At the Special Meeting, MSP shareholders are being asked (i) to consider and vote to approve an Agreement and Plan of Merger (the "Merger Agreement") and (ii) the transactions contemplated therein, including the merger of MSP with and into MCN (the “Merger”), and to consider and act upon any other matters that properly come before the Meeting and any adjournments or postponements thereof.
At the Annual Meeting, MCN shareholders are being asked (i) to approve the Merger Agreement and the transactions contemplated therein, including the Merger, (ii) to approve the issuance of additional MCN Common Shares in connection with the Merger, (iii) to approve an amendment to clarify the fund's industry concentration policy; (iv) to elect one Trustee as a Class II Trustee to serve until MCN's 2021 annual meeting of shareholders or until his successor shall have been elected and qualified, and (v) to consider and act upon any other matters that properly come before the Meeting and any adjournments or postponements thereof.
The Merger being proposed at the Meetings seeks to combine two funds that have the same investment objectives and fundamental policies and no material differences with respect to non-fundamental policies, strategies and risks to achieve operational efficiencies. In the Merger, MSP will merge, in accordance with applicable law, with and into MCN, with MCN surviving, and MSP Common Shares will be converted into newly-issued MCN Common Shares, par value $0.01 per share. The aggregate net asset value of the MCN Common Shares as of the Valuation Date (as defined in the Merger Agreement) received by MSP shareholders in connection with the Merger will equal the aggregate net asset value of MSP Common Shares held by MSP shareholders. No fractional MCN Common Shares will be distributed to MSP shareholders in connection with the Merger. In lieu of such fractional shares, MSP shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. MCN will continue to operate after the Merger as a registered closed-end management investment company with the investment objectives, strategies and policies described in this Joint Proxy Statement/Prospectus. In order for the Merger to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Merger is contingent upon both MSP and MCN obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, failure by a Fund to obtain the requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions may will result in the Merger not occurring. If the requisite shareholder approvals are not obtained by both Funds, then each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Fund as a stand-alone fund.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of MCN Common Shares only. Shareholders should read it carefully and retain it for future reference.
The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information dated August 27, 2018, relating to this Joint Proxy Statement/Prospectus (the “Merger SAI”);
(ii)	the audited financial statements and the financial highlights for MSP contained in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2017; and
(iii)	the audited financial statements and the financial highlights for MCN contained in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2017.
No other parts of the Funds’ annual reports are incorporated by reference herein.
Copies of the foregoing documents may be obtained without charge by calling 1-800-767-0300 or writing either Fund at 550 Science Drive, Madison, Wisconsin 53711. If you wish to request a copy of the Merger SAI, please ask for the “MSP/MCN Merger SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent annual or semi-annual report to a shareholder upon request. Any such request should be directed to the Fund by calling 1-800-767-0300 or by writing the Fund at 550 Science Drive, Madison, Wisconsin 53711.
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the MCN Common Shares of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.
The MSP Common Shares and the MCN Common Shares are listed on the New York Stock Exchange (the “NYSE”). Upon the closing of the Merger, it is expected that the MCN Common Shares, including those shares to be issued by MCN in the Merger, will continue to be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.
This Joint Proxy Statement/Prospectus serves as a prospectus of MCN in connection with the issuance of MCN Common Shares in the Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Joint Proxy Statement/Prospectus is August 27, 2018.

MADISON STRATEGIC SECTOR PREMIUM FUND ("MSP" or "MSP-Acquired Fund")
MADISON COVERED CALL & EQUITY STRATEGY FUND ("MCN" or "MCN-Acquiring Fund")
Proposal 1: To approve an Agreement and Plan of Merger and the transactions contemplated therein, including the merger of MSP-Acquired Fund with and into MCN-Acquiring Fund.
SYNOPSIS
The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information, dated August 27, 2018, relating to this Joint Proxy Statement/Prospectus (the “Merger SAI”). Shareholders should read the entire Joint Proxy Statement/Prospectus and Merger SAI carefully.
Background of the Merger
The Boards of Trustees (each a “Board” and collectively, the “Boards”) of MSP and MCN (each a “Fund” and collectively, the “Funds”) have approved the merger of MSP with and into MCN, with MCN as the accounting surviving (the “Merger”). Each Board has determined that the Merger would be in the best interests of its Fund. The Funds have the same investment objectives and fundamental policies and no material differences with respect to non-fundamental policies, investment strategies and risks. In addition, the Funds are managed by the same investment adviser and portfolio managers. In light of these similarities, the proposed Merger is intended to reduce fund redundancies and create a single, larger fund (the “Combined Fund”) that may benefit from anticipated operating efficiencies. The proposed Merger may also result in an enhanced secondary trading market for common shares of the Combined Fund as a result of the greater share volume of the Combined Fund. Based upon their evaluation of all relevant information, the Boards anticipate that the Merger would benefit the Funds’ shareholders.
The Boards also received information from counsel to the Funds and counsel to the Independent Trustees (as defined below) outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. Both Boards are comprised solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”).
In order for the Merger to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Merger is contingent upon both Funds obtaining the requisite shareholder approvals failure by a Fund to obtain the requisite shareholder approvals will result in the Merger not occurring. If the requisite shareholder approvals are not obtained, then each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Fund as a stand-alone fund.
Terms of the Merger
The Agreement and Plan of Merger between MSP and MCN (the “Merger Agreement”), in the form attached as Exhibit A, provides for the merger, in accordance with applicable law, of MSP with and into MCN, with MCN surviving, and common shares of MSP (the “MSP Common Shares”) converted into newly-issued common shares of MCN, par value $0.01 per share (the “MCN Common Shares”). No fractional MCN Common Shares will be distributed to MSP shareholders in connection with the Merger. In lieu of such fractional shares, MSP shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. Such cash amount per shareholder for fractional shares is expected to be de minimis.
As a result of the Merger, the assets of MSP and MCN would be combined and the shareholders of MSP would become shareholders of MCN. The closing date is expected to be on or about October 8, 2018, or such other date as the parties may agree (the “Closing Date”). Following the Merger, MSP would terminate its registration as an investment company under the 1940 Act and delist from the New York Stock Exchange (the “NYSE”). MCN will continue to operate after the Merger as a registered closed-end management investment company listed on the NYSE with the investment objectives, strategies and policies described in this Joint Proxy Statement/Prospectus.
Federal Tax Consequences of the Merger
The Merger is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to closing, each Fund will receive, with respect to the proposed Merger, an opinion of Godfrey & Kahn, S.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368(a) of the Code. Accordingly, it is expected that neither Fund will recognize gain or loss for federal income tax purposes as a direct result of the Merger. It is also expected that shareholders of MSP who receive MCN Common Shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes, except to the extent shareholders of MSP receive cash in lieu of fractional MCN Common Shares. Prior to the closing of the Merger, MSP expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to MSP shareholders for federal income tax purposes.
Required Vote
Shareholder approval of the Merger requires the vote of a majority of the outstanding voting shares of a Fund, as defined under the 1940 Act, which means the vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50%

of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Abstentions will have the effect of a vote against the proposal, but broker non-votes will have no effect of on the outcome of the vote on the proposal.
THE MSP AND MCN BOARDS RECOMMEND THAT SHAREHOLDERS OF MSP AND MCN, RESPECTIVELY,
VOTE FOR PROPOSAL 1.
GENERAL INFORMATION ABOUT THE FUNDS
Background
MCN was organized as a Delaware statutory trust on May 6, 2004. MCN is registered as a diversified, closed-end management investment company under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). MSP was organized as a Delaware statutory trust on February 4, 2005. MSP is registered as a diversified, closed-end management investment company under the 1940 Act and the 1933 Act.
Investment Objectives, Principal Investment Strategies and Policies
The Funds have the same investment objectives and fundamental policies and no material differences with respect to investment strategies and non-fundamental policies. The primary investment objective of both Funds is to provide a high level of current income and current gains. The secondary investment objective of both Funds is long-term capital appreciation.
Comparative Risk Information
Because there are no material differences with respect to the Funds' investment objectives, strategies and investment policies, the principal risks of each Fund are essentially the same. Each Fund is subject to various risks associated with investing primarily in a portfolio of large and mid-capitalization stocks and writing (selling) covered call options on portfolio securities, including equity risk, option risk, foreign investment risk, mid-cap company risk, fund distribution risk, financial leverage risk, recent market developments risk, and cybersecurity risk.
Boards of Trustees
The Funds have the same board structure. The Funds’ Boards are comprised solely of Independent Trustees. The management of each Fund, including general supervision of the duties performed by the Adviser under the investment advisory agreements between the Adviser and each Fund (each, an “Investment Advisory Agreement”), is the responsibility of its Board.
Each Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered three-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board.
Investment Adviser
MCN and MSP have the same investment adviser, Madison Asset Management, LLC ("Madison" or the "Adviser"), a subsidiary of Madison Investment Holdings, Inc. (“MIH”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of December 31, 2017, MIH, which was founded in 1974, and its affiliate organizations, including Madison, managed approximately $16 billion in assets, including open-end mutual funds, closed-end funds, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the Funds’ activities. Generally, all management decisions are the ultimate responsibility of Madison’s Investment Strategy Committee, which is comprised of senior officers and managers of Madison.
Organization and Capitalization of the Funds
The Funds are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization and capitalization of each Fund.
Organization

Fund	Organization Date	State of Organization	Entity Type	Fiscal Year End
MSP	February 4, 2005	Delaware	Statutory trust	December 31
MCN	May 6, 2004	Delaware	Statutory trust	December 31
Capitalization

Fund	Authorized Shares	Shares Outstanding[1]	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
MSP	Unlimited	5,798,291	$0.01	None	None	NYSE
MCN	Unlimited	19,268,423	$0.01	None	None	NYSE
1As of June 29, 2018

Code of Ethics
The Funds and Madison have adopted a joint code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act that covers the conduct (including the personal securities transactions) of each of their respective officers, trustees and employees.
In general, the Code of Ethics restricts purchases or sales of securities being purchased or sold, or being considered for purchase or sale, on behalf of a Fund by any person subject to the Code of Ethics. In addition, the Code of Ethics restricts such persons in their purchases of securities in an initial public offering and in private offerings of securities. The Code of Ethics also establishes certain “blackout periods” during which persons subject to the Code of Ethics, or certain classes of persons, may not effect personal securities transactions. Certain specified transactions are exempt from the provisions of the Code of Ethics.
The Code of Ethics generally prohibits employees from engaging in personal securities transactions in any security that a Madison client might own or trade, except that certain de minimis transactions may be exempt from such restrictions. Employees must request preclearance to trade any securities that are not otherwise specifically exempted from preclearance and reporting requirements. Securities exempt from preclearance and reporting requirements are mutual funds, U.S. Treasury securities and certain other securities. Madison (or its affiliates) may manage accounts of its employees in the same manner as other clients pursuant to a particular model or strategy. When managing employee accounts, in order to address potential conflicts of interest, Madison must trade the employee account at the conclusion of trading of all other clients managed pursuant to the same strategy (including any fund portfolio managed pursuant to a particular strategy) and employee accounts must be managed in the same manner as the applicable strategy model without exceptions. Likewise, employees may establish accounts with independent asset managers and are not required to obtain preclearance for transactions in their accounts as long as Madison’s employees are prohibited from exercising any discretion over the account.
The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
Proxy Voting
Each of the Funds has adopted the proxy voting policies and procedures of Madison. Madison votes proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. Madison’s proxy voting policies and procedures are attached hereto as Exhibit B. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-767-0300. This information is also available through the SEC’s website at http://www.sec.gov.
Governing Law
As discussed above, MCN and MSP are each organized as a statutory trust under the laws of the State of Delaware. Each Fund is also subject to federal securities laws, including the 1940 Act and the 1933 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act and is traded on the NYSE. These laws, rules and regulations will continue to apply to the Combined Fund after the Merger.
Shareholder Rights
Governing Documents
MSP’s First Amended and Restated Agreement and Declaration of Trust and MCN’s Amended and Restated Agreement and Declaration of Trust (together, the “Declarations”) are nearly identical, other than slight, nonmaterial differences. Likewise, MSP’s First Amended and Restated By-laws and MCN’s Fourth Amended and Restated By-laws (together, the “By-laws” and together with the Declarations, the “Charter Documents”) are nearly identical, other than slight, nonmaterial differences. There are no material differences between the rights of the shareholders of MSP and the rights of shareholders of MCN under the Charter Documents.
Dissenting Shareholders’ Rights of Appraisal
Under the Charter Documents, shareholders do not have dissenters’ rights of appraisal with respect to the Merger.
Voting Rights
Under the Charter Documents, voting rights are identical for the shareholders of each Fund. On each matter submitted to a vote of shareholders of a Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote. The shareholders of a Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.
Privacy Policy
The Funds are required by federal law to provide Fund shareholders with a copy of their privacy policy annually. A copy of the Funds’ privacy policy is attached hereto as Exhibit C.

COMPARISON OF FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT POLICIES
The following table compares the investment objectives, principal investment strategies and investment policies of the Funds. If the Merger is consummated, then the current investment objectives, principal investment strategies, and investment policies of MCN will remain in effect for the Combined Fund.
Investment Objectives
Each Fund's investment objectives are considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

MSP-Acquired Fund	MCN-Acquiring Fund	Differences
To provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.	To provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.	None

Principal Investment Strategies/Portfolio Composition

MSP-Acquired Fund	MCN-Acquiring Fund	Differences
The Fund invests at least 80% of its total assets in common stocks, with at least 65% of the amount so invested being invested in common stocks of large capitalization issuers that meet the Fund’s selection criteria. The Fund may invest the remainder of its common stock investments in companies that meet the Fund’s selection criteria but whose market capitalization is considered to be middle sized or “mid-cap.” The Fund’s investment adviser will allocate the Fund’s assets among stocks in sectors of the economy based upon the investment adviser’s views on forward earnings growth rates, adjusted to reflect the investment adviser’s views on economic and market conditions and respective sector risk factors.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) a substantial amount (i.e., 80%) of covered call options on common stocks.

In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Fund's portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase up to 2% of total assets of put options on certain ETFs (exchange-traded funds) that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund's portfolio.

The Fund invests at least 80% of its total assets in common stocks, with at least 65% of its total assets in common stocks of large capitalization issuers. The Fund may invest the remainder of its total assets in companies that meet the Fund's growth and value criteria but whose market capitalization is considered as middle sized or "mid-cap."

The Fund will pursue its primary objective by employing an option strategy of writing (selling) a substantial amount (i.e., 80%) of covered call options on common stocks.

In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Fund's portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options on certain ETFs (exchange-traded funds) that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund's portfolio.
No material differences

Other Income-Producing Strategies:  The Fund may invest up to 20% of its total assets in other income-producing strategies, including investment grade debt securities, preferred stock, and convertible securities.

Other Income-Producing Strategies:  The Fund may invest up to 20% of its total assets in other income-producing strategies, including investment grade debt securities, preferred stock, and convertible securities.
None

MSP-Acquired Fund	MCN-Acquiring Fund	Differences
Cash Equivalents: The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper.

Cash Equivalents: The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper.
None

Common Stocks: The Fund may invest in common stock. Common stock represents the residual ownership interest in the issuer.	Common Stocks: The Fund may invest in common stock. Common stock represents the residual ownership interest in the issuer.	None

Investment Grade Debt Securities: The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. The Fund considers bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor's Financial Services LLC (“S&P”) or rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (“Moody’s”), or if unrated, are determined by Madison to be of comparable credit quality.

Investment Grade Debt Securities: The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. The Fund considers bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor's Financial Services LLC (“S&P”) or rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (“Moody’s”), or if unrated, are determined by Madison to be of comparable credit quality.
None

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. Madison believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. Madison believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income.
None

Convertible Securities: The Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.

Convertible Securities: The Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.
None

Credit Quality: With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade (known as “junk bonds”) (Baa or lower) by Moody’s, (BBB or lower) by S&P, or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by Madison.

Credit Quality: With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade (known as “junk bonds”) (Baa or lower) by Moody’s, (BBB or lower) by S&P, or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by Madison.
None

Debt Securities: The Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.

Debt Securities: The Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.
None

Derivatives: The Fund is authorized to use various derivative instruments, such as exchange-listed and over-the-counter put and call options, future contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, generate investment return, facilitate portfolio management and mitigate risks. The Fund may also seek to gain exposure to securities, indices or baskets of securities by investing in derivative instruments such as swap agreements.

Derivatives: The Fund is authorized to use various derivative instruments, such as exchange-listed and over-the-counter put and call options, future contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, generate investment return, facilitate portfolio management and mitigate risks. The Fund may also seek to gain exposure to securities, indices or baskets of securities by investing in derivative instruments such as swap agreements.
None

MSP-Acquired Fund	MCN-Acquiring Fund	Differences
Foreign Issuers: The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may seek to gain exposure to foreign issuers by investing in derivative instruments, including swap agreements.

Foreign Issuers: The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may seek to gain exposure to foreign issuers by investing in derivative instruments, including swap agreements.
None

Forward Foreign Currency Contracts: In the event that the Fund executes a foreign security transaction, the Fund may enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency.

Forward Foreign Currency Contracts: In the event that the Fund executes a foreign security transaction, the Fund may enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency.
None

Illiquid Securities: The Fund may invest up to 10% of its total assets in illiquid securities (i.e., securities that the Fund reasonably expects cannot be sold in current market conditions in 7 calendar days without significantly changing the market value of the security). Illiquid securities may include, but are not limited to, restricted securities, securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations.

Illiquid Securities: The Fund may invest without limit in illiquid securities (i.e. securities that the Fund reasonably expects cannot be sold in current market conditions in 7 calendar days without significantly changing the market value of the security), although the Fund does not intend to invest more than 10% in illiquid securities. Illiquid securities may include, but are not limited to, restricted securities, securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations.
No material differences

Interest Rate Hedging Transactions: The Fund may enter into interest rate hedging transactions to hedge against interest rate risks inherent in its underlying investments and use of leverage.	Interest Rate Hedging Transactions: The Fund may enter into interest rate hedging transactions to hedge against interest rate risks inherent in its underlying investments and use of leverage.	None

Leverage:   Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the use of bank lines of credit or other borrowing, the issuance of debt securities and/or the issuance of preferred shares. The Fund may also borrow or issue debt securities for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund’s total assets (including the proceeds of such financial leverage). Although there is no current expectation that the Fund will utilize financial leverage, the Fund may utilize financial leverage in the future in connection with the Fund’s covered call option strategy during periods in which Madison believes that the interest and other costs of financial leverage are likely to be less than the expected returns on the portfolio assets acquired with the proceeds of such financial leverage.

Leverage: Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may also borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund's total assets (including the proceeds of such financial leverage).
No material differences

MSP-Acquired Fund	MCN-Acquiring Fund	Differences
Other Investment Companies:  The Fund may invest up to 10% of the Fund’s total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in ETFs. In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund’s portfolio.

Other Investment Companies:  The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs, which invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks described in this Joint Proxy Statement/Prospectus.
No material differences

Repurchase Agreements: Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund will not enter into repurchase agreements with Madison or any of its affiliates.

Repurchase Agreements: Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund will not enter into repurchase agreements with Madison or any of its affiliates.
None

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth in this Joint Proxy Statement/Prospectus. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth in this Joint Proxy Statement/Prospectus. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings.
None

MSP-Acquired Fund	MCN-Acquiring Fund	Differences
Temporary Defensive Positions: During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, which may be inconsistent with the Fund’s investment objectives.

Temporary Defensive Positions: When a temporary defensive posture is believed by Madison to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with Madison.
No material differences

U.S. Government Securities: The Fund will generally invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest.

U.S. Government Securities: The Fund will generally invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest.
None

Fundamental Policies
The following are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

MSP-Acquired Fund	MCN-Acquiring Fund	Differences
Senior Securities and Borrowing. The Fund may not issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.	Senior Securities and Borrowing. The Fund may not issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.	None

Acting as Underwriter: The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in the disposition of securities.

Acting as Underwriter: The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in the disposition of securities.
None

Industry Concentration: The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries (as such terms are defined by the Fund’s Board of Trustees) except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

Industry Concentration: The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries (as such terms are defined by the Fund’s Board of Trustees) except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.
None

MSP-Acquired Fund	MCN-Acquiring Fund	Differences

Real Estate: The Fund may not purchase or sell real estate, except that the Fund may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

Real Estate: The Fund may not purchase or sell real estate, except that the Fund may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.
None

Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.
None

Lending: The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets, (c) by engaging in repurchase agreements or as may otherwise be permitted by applicable law.

Lending: The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets, (c) by engaging in repurchase agreements or as may otherwise be permitted by applicable law.
None

Diversification: The Fund is classified as a “diversified” investment company under the 1940 Act, which means it will limit the proportion of its total assets that may be invested in the securities of a single issuer.  The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer, or, with respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in securities of such issuer.

Diversification: The Fund is classified as a “diversified” investment company under the 1940 Act, which means it will limit the proportion of its total assets that may be invested in the securities of a single issuer.  The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer, or, with respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in securities of such issuer.
None

Non-Fundamental Policies
The following are non-fundamental policies and may be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

MSP-Acquired Fund	MCN-Acquiring Fund	Differences
Sector Concentration: The Fund will not invest more than 35% of its net assets in the securities of any single sector.	Sector Concentration: No stated sector limitation. However, MCN does not invest or intend to invest in more than 35% of its net assets in the securities of any single sector.	No material differences

Single Security: The Fund may invest no more than 4% of total assets in any single security.	Single Security: The Fund may invest no more than 4% of total assets in any single security.	None

Mid Cap: The Fund may invest up to 35% of its net assets in mid-cap companies.	Mid Cap: No stated limitation, however, MCN does not intend to invest more than 35% of its net assets in mid-cap companies.	No material differences

Short Sales: No stated limitation. However, the Fund does not invest more than 25% of its total assets in short sales, more than 10% of its total assets in short sales of any one issuer or more than 5% of any one issuer’s voting shares in short sales.

Short Sales:  The Fund may not invest more than 25% of its total assets in short sales, more than 10% of its total assets in short sales of any one issuer or more than 5% of any single issuer's voting shares in short sales.
No material differences
RISKS OF THE FUNDS
The Funds are closed-end management investment companies designed primarily as long-term investments and not as trading vehicles. The Funds are not intended to be complete investment programs and, due to the uncertainty inherent in all investments, there can be no assurance that the Funds will achieve their investment objectives. Because there are no material differences with respect to the Funds’ investment strategies and their fundamental policies are the same, there are also no material differences with respect to the risks of investing in the Funds. The following are the principal risks of investing in a Fund. If the Merger is consummated, then the risks of MCN will remain in effect for the Combined Fund.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Equity Risk. Substantially all of the Fund's assets will be invested in common stocks and (to a lesser extent) preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Options on Securities Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
Limitation of Option Writing Risk. The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that call options represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Mid-Cap Companies Risk. Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
Income Risk. The income common shareholders receive from the Fund is based primarily on the premiums the Fund receives from writing options as well as the dividends and interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on common shares as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase at any time during which the Fund is utilizing financial leverage.
Foreign Securities Risk. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include: less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; in a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable; the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; economic, political and social developments may adversely affect the securities markets; and withholding and other non-U.S. taxes may decrease the Fund's return.
Derivatives Risk. In addition to the risks associated with its option strategies, the Fund may, but is not required or expected to any significant extent, participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.
Illiquid Securities Risk. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and where registration is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.
Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its common shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a common shareholder's tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.
Market Discount Risk. Whether investors will realize gains or losses upon the sale of shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the Fund's shares have in the past and may in the future trade at such a discount. The shares of the Fund were designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.
Other Investment Companies Risk. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs, which invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks described in this Joint Proxy Statement/Prospectus.
Financial Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund's total assets (including the proceeds of such financial leverage). Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the common shares, it also results in additional risks and can magnify the effect of any losses. If financial leverage is utilized, there is no guarantee that it will be successful in enhancing the level of the Fund’s current income. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, then the Fund's return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the Fund's common shares than a comparable portfolio without leverage.
Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the common shares than a comparable portfolio without leverage.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's investment manager of its portfolio securities, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Recent Market Developments Risk. Global and domestic financial markets have periodically experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for continued economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Fund’s Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.
Cybersecurity Risk. The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund. The Fund does monitor this risk closely.
Repurchase Agreement Risk. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.
Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.
Securities Lending Risk. Although the Fund has no current intention to do so, the Fund has the authority to lend its portfolio securities. If the Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. The Fund also is subject to the risks associated with the investment of cash collateral, usually fixed income securities risk. If the Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income for federal income tax purposes and will not be treated as “qualified dividend income.”
Temporary Defensive Position Risk. In moving to a substantial temporary investments position and in transitioning from such a position back into full conformity with the Fund’s normal investment objectives and policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies.
MANAGEMENT OF THE FUNDS
Trustees and Officers
MSP currently has four (4) Board members, none of whom is an "interested person” (as defined in the 1940 Act). MCN currently has three (3) Board members, none of whom is an “interested person” (as defined in the 1940 Act) and two of whom also serve on the MSP Board. The management of each Fund, including general supervision of the duties performed by the Adviser under its Investment Advisory Agreement, is the responsibility of its Board.
Each Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered three-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board.
MCN’s current Board structure and officers will remain in place following the closing of the Merger.
Investment Adviser
Madison is responsible for the day-to-day administration of the Funds’ activities. Generally, all management decisions are the ultimate responsibility of Madison’s Investment Strategy Committee, which is comprised of senior officers and managers of Madison.
Unless earlier terminated as described below, each Fund’s Investment Advisory Agreement with Madison will remain in effect until July 2019. Each Investment Advisory Agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board or the vote of a majority of the outstanding voting securities of the Fund and (2) a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement may be terminated at any time, without penalty, by either the Fund or Madison upon 60 days’ written notice to the other party and is automatically terminated in the event of its assignment as defined in the 1940 Act.
If the Merger is consummated, the Combined Fund will maintain MCN’s management fee rate of 0.80% of the Combined Fund’s average net assets. This is the same rate that MSP currently pays, except that MSP’s Investment Advisory Agreement provides for a reduction in the management fee to 0.60% on assets in excess of $500 million. This breakpoint provision is not in the MCN Investment Advisory Agreement and, therefore, will not apply to the Combined Fund.
Under a separate Services Agreement with each Fund, Madison also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary to conduct the

Fund’s business. In addition, Madison arranges and pays for independent public accounting services for audit and tax purposes, legal services, the services of the Independent Trustees of the Fund, a fidelity bond, and directors’ and officers’ errors and omissions insurance. Not included in this fee, and therefore, the responsibility of the Funds are "excluded expenses" and "traditional expenses". Excluded expenses consist of: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the Trust maintains with its custodian or another entity for investment purposes); or (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees).
If the Merger is consummated, the Combined Fund will maintain MCN’s services fee rate of 0.26% of the Combined Fund’s average net assets, which is an increase from the services fee rate of 0.18% that MSP currently pays. The MSP Board discussed this rate increase to MSP as one factor in its broader consideration of the relative costs and benefits of the Merger to shareholders and determined that this cost would be outweighed by the potential benefits to shareholders for the reasons discussed in this Joint Proxy Statement/Prospectus.
Fee Table
The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. Except as noted below, the information in the table reflects the fees and expenses for each Fund’s fiscal year ended December 31, 2017, and the pro forma expenses for the Combined Fund are for the year ended December 31, 2017, as if the Merger occurred.

	MSP-Acquired Fund	MCN- Acquiring Fund	Pro Forma Combined Fund
Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	0.00%	0.00%	0.00%
Dividend Reinvestment and Cash Purchase Plan Fees	0.00%	0.00%	0.00%

Annual Expenses[1] (as a percentage of average net assets attributed to common shares)
Management Fees	0.80%	0.80%	0.80%
Interest Payments on Borrowed Funds	0.00%	0.00%	0.00%
Services Fees[2]	0.18%	0.26%	0.26%
Total Annual Expenses[3]	0.98%	1.06%	1.06%
1Each Fund’s management fee and services fee are paid on average daily net assets.  Net assets are equal to the total assets of the Fund (including the assets attributable to the proceeds from any financial leverage) minus the sum of all accrued liabilities of the Fund (including the aggregate indebtedness constituting financial leverage). Amounts shown reflect the fee as a percentage of average daily net assets.
2Under a separate Services Agreement with each Fund, Madison also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary to conduct the Fund’s business.
3Total annual fund operating expenses for the period ended December 31, 2017 do not match the financial statements because the fees above have been restated to reflect current fees and exclude Board approved extraordinary expenses incurred for the period ended December 31, 2017.
Example
The following example illustrates the expenses that a common shareholder would pay on a $1,000 investment that is held in each Fund for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested and that total annual expenses remain the same. The example also assumes a 5% annual return. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return. The example should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

Fund	1 Year	3 Years	5 Years	10 Years
MSP-Acquired Fund	$10	$31	$54	$120
MCN-Acquiring Fund	$11	$34	$58	$129
Pro Forma Combined Fund	$11	$34	$58	$129
Portfolio Managers
Each Fund is managed by the same team of portfolio managers. Biographical information regarding the management team is set forth below:

Ray DiBernardo, CFA
Mr. DiBernardo has been a Vice President and Portfolio Manager of Madison since joining the firm in 2003. He has been a portfolio manager for each of MCN and MSP since its inception. He has been working in the financial services industry since 1984. Prior to joining Madison in 2003, Mr. DiBernardo was employed at Concord Trust in Chicago, IL, as well as a Toronto-based international equity firm. He earned his BA from the University of Western Ontario.

Drew Justman, CFA
Mr. Justman has been a Vice President and Portfolio Manager of Madison since July 2015. He has been a portfolio manager for MCN and MSP since December 2016. Prior to serving as a Portfolio Manager of Madison, he was an equity analyst for Madison from the time he joined Madison in 2005. He has been working in the financial services industry since 2001. He earned his BBA in Finance and Economics and M.S. in finance from the University of Wisconsin-Madison, specializing in the Applied Security Analysis Program. Prior to joining Madison, he worked at Merrill Lynch.
Other Accounts Managed by the Portfolio Managers
The following table provides information as of December 31, 2017, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Funds. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the MIH fund complex or other similar accounts.
Ray DiBernardo

Types of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$201,582,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,421	$1,227,616,955	0	$0
Drew Justman

Types of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	8	$1,337,487,096	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,421	$1,227,616,955	0	$0
Conflicts of Interest
Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the Funds. For example, portfolio managers at Madison and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, closed-end funds, separate accounts (assets managed on behalf of wealthy individuals as well as institutions such as pension funds, colleges and universities, insurance companies and foundations), subadvised accounts that Madison manages for other investment advisers and model accounts for which Madison only provides recommendations and does not have discretion to actually trade the accounts.
The portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the portfolio managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Likewise, portfolio managers may purchase securities for one portfolio and sell the same security from another. To address the potential conflicts that occur as a result, Madison adopted a variety of portfolio security aggregation, brokerage and trade allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients. Likewise, Madison has policies to address “cross-selling” from one account to another. In this manner, Madison seeks to address any potential conflicts associated with managing multiple accounts for multiple clients.
Portfolio Management Team Compensation
Madison compensates portfolio managers for their individual effort and performance as well as the overall profitability of the firm. As such, portfolio managers receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives. The portfolio managers also participate in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan.
With regard to incentive compensation, the incentive pools are generally calculated based on a percentage of revenue from each investment strategy.  Incentive compensation earned is paid out over a two year period, so that if a portfolio manager leaves the employ of Madison, then he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  All incentive compensation must be approved by Madison’s Compensation

Committee. The incentive compensation pool for the portfolio managers is based on the performance of Madison’s various asset allocation and equity mutual funds measured against the appropriate index benchmarks.
There is no difference in the way the Madison compensates portfolio managers for managing a fund or a private client account (or any other type of account). Instead, compensation is based on the entire employment relationship, not on the performance of any single account or type of account.
Portfolio Manager Securities Ownership
As of June 29, 2018, neither Mr. DiBernardo nor Mr. Justman had beneficial ownership of any shares of the Funds.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Madison is responsible for (1) decisions to buy and sell securities for each of the Funds, (2) the selection of brokers and dealers to effect such transactions and (3) the negotiation of brokerage commissions, if any, charged on such transactions. In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling Fund securities. In determining the best execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides it, including payment for Madison’s use of research services. This may include brokerage and research provided by third parties that is paid for by so-called “soft dollars” earned as a result of fund brokerage transactions (to the extent permitted by law or regulation). Research and statistical information regarding securities may be used by Madison for the benefit of all clients of Madison and its affiliates. Therefore, the Funds may not be Madison’s only clients that benefit from its receipt of research and brokerage from the brokers and dealers the Funds use for their trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides Madison with soft dollar brokerage or research benefits than Madison would pay to any other full-service institutional broker that did not provide such benefits (although “full service” commission rates are generally higher than “execution only” commission rates). Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the Funds. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Funds as Madison determines in good faith.
The “research” that is purchased with soft dollars includes services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of Madison. The term “investment decision-making process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the Funds and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.
Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services. Typical third party research providers include, by way of example, Bloomberg, Research Direct, Baseline, Bondedge, Cornerstone, Bank Credit Analysis, S&P CreditWeek, etc. For example, a tool that helps Madison decide what might happen to the price of a particular bond following a specific change in interest rates is considered research because it affects Madison’s decision making process regarding that bond.
Madison may receive from broker’s products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes. In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.
Although Madison believes that all its clients and those of its affiliates, including the Funds, benefit from the research received by it from brokers, Madison may not necessarily use such research or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such research or services in any given period. In addition to transactions on which Madison pays commissions, Madison may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.
Madison’s policy and procedures with respect to brokerage are periodically reviewed by the Boards from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing policies and practices may be changed, modified or eliminated without prior notice to shareholders.
DIVIDENDS AND DISTRIBUTIONS
Distributions
As a general matter, each Fund has a quarterly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular quarterly distributions to holders of its shares at a level rate (stated in terms of a fixed cents per common share distribution rate) that reflects the past and projected performance of the Fund.

A Fund’s distribution rate may be modified by the Board from time to time. Distributions to shareholders are recorded by the Funds on the ex-dividend date. Distributions paid by the Funds are subject to recharacterization for U.S. federal income tax purposes. A portion of the distributions paid by the Funds may be reclassified to return of capital and long-term capital gains upon the final determination of the Funds’ taxable income for the year. Any such recharacterization of a distribution in the future may result in different tax treatment of that portion of the distribution. During the last fiscal year, the Funds’ distributions did include portions of return of capital. Return of capital is a return to investors of a portion of their original investment in the Fund. Net realized gains, unless offset by any available capital loss carryforward, are generally distributed to shareholders annually, although net realized gains may be retained by the Funds in certain circumstances.
MSP has a target distribution that is fixed at $0.26 per share each quarter, while MCN has a target distribution that is fixed at $0.18 per share each quarter. The yields (as a percentage of net asset value) for MSP and MCN are substantially similar. MCN will continue its quarterly target distribution at a rate of $0.18 per share after the Merger. MCN’s ability to maintain a level distribution rate will depend on a number of factors. The net income of MCN generally consists of all interest income accrued on portfolio assets less all expenses. Expenses of MCN are accrued each day. Over time, all the net investment income of MCN will be distributed. At least annually, MCN also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued distributions. Although it does not now intend to do so, the MCN Board may change MCN’s distribution policy and the amount or timing of the distributions based on a number of factors, including the amount of MCN’s undistributed net investment income and historical and projected investment income and the amount of the expenses.
At least annually, MCN may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by MCN.
Dividend Reinvestment Plan
Generally, the terms of the Funds’ dividend reinvestment plans (each a “Plan” and collectively, the “Plans”) are identical. Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all distributions declared on common shares of a Fund will be automatically reinvested by the Plan Administrator in the Fund’s Plan in additional common shares of the Fund. Participation in a Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish all dividends declared on your common shares of a Fund to be automatically reinvested pursuant to the Fund’s Plan, please contact your broker.
The Plan Administrator will open an account for each shareholder under a Plan in the same name in which such common shareholder’s common shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Fund’s Plan will receive cash and participants in the Fund’s Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly-Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly-Issued Common Shares on behalf of the participants. The number of Newly-Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, then the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, then the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, then the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly-Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plans provide that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, then the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly-Issued Common Shares at net asset value per common share at the close of business on the last purchase date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plans and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of a Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Funds. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.
The Funds reserve the right to amend or terminate the Plans. There is no direct service charge to participants with regard to purchases in the Plans; however, the Funds reserve the right to amend the Plans to include a service charge payable by the participants.
All correspondence or questions concerning the Plans should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-781-575-4523.
NET ASSET VALUE
Each Fund will determine the net asset value ("NAV") of its shares daily, as of the close of trading on the NYSE (currently 4:00 p.m., Eastern Time). NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) by the total number of shares outstanding.
For purposes of determining NAV of a Fund, equity securities, including closed-end investment companies, American Depositary Receipts, Global Depositary Receipts and ETFs listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price.  Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.
Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE on each day on which the NYSE is open for business.  NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Debt securities having maturities of 60 days or less are valued on an amortized cost basis, which approximates market value.
Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day.  If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges.  Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Adviser’s Pricing Committee (the “Pricing Committee”) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.  Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.
All other securities for which either quotations are not readily available, no other sales have occurred, or in the opinion of the Adviser, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee and under the general supervision of the Funds’ Boards.  When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP.
A Fund’s investments will be valued at fair value if, in the judgment of the Pricing Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following:  (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector.  In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to, fundamental analytical data relating to the investment, the nature and duration of any restrictions on the disposition of the investment and the forces influencing the market(s) in which the investment is purchased or sold.  The Pricing Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Pricing Committee and approved by each Fund’s Board.
BENEFICIAL OWNERSHIP
As of the MSP Record Date or the MCN Record Date, as applicable, or the date noted, to the knowledge of each Fund, the following owned beneficially or of record 5% or more of such Fund:

MSP-Acquired Fund
Shareholder	Number of Shares Held	Percent of Class
Karpus Investment Management[1] 183 Sully's Trail Pittsford, NY 14534	1,655,693	28.55%
Frank E. Burgess[2] 550 Science Drive Madison, WI 53711	447,466	7.72%
1Data as of June 29, 2018 filed on Form 13D with the U.S. Securities and Exchange Commission.
2Data as of June 29, 2018 filed on Form 13D with the U.S. Securities and Exchange Commission.

MCN-Acquiring Fund
Shareholder	Number of Shares Held	Percent of Class
Karpus Investment Management[1] 183 Sully's Trail Pittsford, NY 14534	1,770,923	9.19%
Punch & Associates Investments[2] 7701 France Avenue South, Suite 300 Edina, MN 55435	963,196	5.00%
1Data as of June 29, 2018 filed on Form 13D with the U.S. Securities and Exchange Commission.
2Data as of March 31, 2018 filed on Schedule 13F with the U.S. Securities and Exchange Commission.
Outstanding Shares as of June 29, 2018

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
MSP-Acquired Fund	Common	Unlimited	None	5,798,291
MCN-Acquiring Fund	Common	Unlimited	None	19,268,423
SHARE PRICE DATA
Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from NAV, or in some cases at a premium. Shares of closed-end investment companies, such as the Funds, may tend to trade on the basis of income yield on the market price of the shares, and the market prices may also be affected by investor perceptions of a Fund or the Adviser, supply and demand for a Fund’s shares, general market and economic conditions and changes in a Fund’s distributions. As a result, the market price of a Fund’s common shares may be greater or less than NAV per share.
Since the commencement of each Fund’s operations, each Fund’s common shares have traded in the market at prices that were both above and below NAV per share. As of June 30, 2018, the average and median discount to NAV per share since inception for each Fund was as follows:

Fund	Inception Date	Average Premium/Discount Inception through June 30, 2018	Median Premium/Discount Inception through June 30, 2018
MSP-Acquired Fund	April 27, 2005	-9.15%	-10.66%
MCN-Acquiring Fund	July 30, 2004	-8.01%	- 9.35%

The following table sets forth the quarterly high and low closing share price for each Fund’s common shares on the NYSE and the corresponding NAV and discount or premium to NAV per share for the corresponding day for the last three full fiscal years of each Fund and the current fiscal year to date.
MSP-Acquired Fund

Quarter Ended	Minimum Price	Corresponding NAV	Corresponding Premium/Discount	Maximum Price	Corresponding NAV	Corresponding Premium/Discount
6/29/2018	$11.10	$11.63	-4.56%	$12.04	$12.44	-3.22%
3/31/2018	$11.07	$11.62	-4.73%	$11.93	$12.72	-6.21%
12/31/2017	$11.35	$12.14	-6.51%	$12.07	$12.45	-3.05%
9/30/2017	$11.30	$12.12	-6.77%	$12.15	$12.49	-2.72%
6/30/2017	$11.80	$12.25	-3.67%	$12.33	$12.70	-2.91%
3/31/2017	$11.82	$12.44	-4.98%	$12.39	$12.78	-3.05%
12/31/2016	$11.35	$12.29	-7.65%	$12.08	$12.92	-6.50%
9/30/2016	$11.23	$12.49	-10.09%	$12.06	$13.01	-7.30%
6/30/2016	$11.04	$12.46	-11.40%	$11.67	$12.88	-9.39%
3/31/2016	$9.86	$11.81	-16.51%	$11.26	$12.51	-9.99%
12/31/2015	$10.66	$12.44	-14.31%	$11.49	$13.02	-11.75%
9/30/2015	$10.48	$12.37	-15.28%	$11.87	$13.52	-12.20%
6/30/2015	$11.60	$13.51	-14.14%	$12.22	$13.93	-12.29%
3/31/2015	$11.68	$13.50	-13.48%	$12.33	$13.97	-11.74%
12/31/2014	$11.74	$13.56	13.42%	$12.57	$14.08	-10.72%
MCN-Acquiring Fund

Quarter Ended	Minimum Price	Corresponding NAV	Corresponding Premium/Discount	Maximum Price	Corresponding NAV	Corresponding Premium/Discount
6/29/2018	$7.16	$7.79	-8.09%	$7.66	$8.32	-7.93%
3/31/2018	$7.13	$7.78	-8.35%	$7.88	$8.52	-7.51%
12/31/2017	$7.43	$8.14	-8.72%	$7.86	$8.35	-5.87%
9/30/2017	$7.58	$8.13	-6.77%	$8.00	$8.38	-4.53%
6/30/2017	$7.79	$8.23	-5.35%	$8.09	$8.53	-5.16%
3/31/2017	$7.71	$8.34	-7.55%	$8.21	$8.65	-5.09%
12/31/2016	$7.54	$8.22	-8.27%	$7.98	$8.67	-7.96%
9/30/2016	$7.58	$8.34	-9.11%	$7.98	$8.73	-8.59%
6/30/2016	$7.24	$8.41	-13.91%	$7.84	$8.67	-9.57%
3/31/2016	$6.61	$7.97	-17.06%	$7.61	$8.55	-10.99%
12/31/2015	$7.19	$8.41	-14.51%	$7.86	$8.80	-10.68%
9/30/2015	$7.02	$8.34	-15.83%	$8.19	$9.09	-9.90%
6/30/2015	$7.96	$9.12	-12.72%	$8.43	$9.43	-10.60%
3/31/2015	$8.00	$9.10	-12.09%	$8.46	$9.44	-10.38%
12/31/2014	$7.95	$9.14	-13.02%	$8.55	$9.45	-9.52%
As of August 9, 2018, each Fund’s NAV per share, closing price on the NYSE and resulting market price premium/discount to NAV were as follows:

Fund	NAV Per Share	NYSE Closing Price	Premium/Discount
MSP-Acquired Fund	$12.38	$12.04	-2.75%
MCN-Acquiring Fund	$8.28	$7.83	-5.43%
Shares of each Fund have historically traded more often at a discount to NAV. It is not possible to state whether MCN Common Shares will trade at a premium or discount to NAV following the Merger, or what the extent of any such premium or discount might be.

PERFORMANCE INFORMATION
The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.

Average Annual Total Returns as of December 31, 2017

Fund	Trailing 12-month distribution yield based on December 31, 2017 NAV	One Year ended December 31, 2017 based on NAV	One Year ended December 31, 2017 based on Market Price	Five Year ended December 31, 2017 based on NAV	Five Year ended December 31, 2017 based on Market Price	Ten Year ended December 31, 2017 based on NAV	Ten Year ended December 31, 2017 based on Market Price
MSP-Acquired Fund	8.42%	6.99%	7.52%	7.42%	10.42%	4.95%	6.88%
MCN-Acquiring Fund	8.71%	7.20%	9.95%	7.56%	9.74%	4.05%	5.75%
Based on each Fund's total distributions for the year ended December 31, 2017 and the closing market price of each Fund's shares on December 31, 2017, MSP distributed $1.04 per share, and had an annualized distribution yield of 8.4% on NAV or 8.9% on market price, and MCN distributed $0.72 per share, and had an annualized distribution yield of 8.7% on NAV or 9.3% on market price.
Additional performance and yield information is included in each Fund's most recent annual report to shareholders.
FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help a prospective investor understand each Fund’s financial performance for the periods shown. Certain information reflects financial results for a single common share of a Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of a Fund (assuming reinvestment of all dividends).
The financial highlights for each of the periods presented below have been derived from the Funds’ financial statements and financial highlights, which have been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements and financial highlights, are incorporated by reference in this Joint Proxy Statement/Prospectus and are included in the Funds’ annual reports.  A copy of each Fund’s annual report may be obtained from www.sec.gov or by visiting www.madisonfunds.com.
Madison Strategic Sector Premium Fund

	Year Ended December 31,
	2017		2016	2015	2014	2013
Net Asset Value at beginning of period	$12.55		$12.55	$13.70	$13.88	$12.83
Income from investment operations:
Net investment income (loss)[1]	0.14		0.06	0.07	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	0.70		0.98	(0.18)	0.87	2.08
Total from investment operations	0.84		1.04	(0.11)	0.86	2.09
Less Distributions From:
Net investment income and capital gains	(0.84)		(0.73)	(0.93)	(1.04)	(1.04)
Return of capital	(0.20)		(0.31)	(0.11)	–	–
Total distributions	(1.04)		(1.04)	(1.04)	(1.04)	(1.04)
Net increase (decrease) in net asset value	(0.20)		–	(1.15)	(0.18)	1.05
Net Asset Value at end of period	$12.35		$12.55	$12.55	$13.70	$13.88
Market Value at end of period	$11.71		$11.89	$10.77	$11.87	$11.96
Total Return
Net asset value (%)	6.93		8.55	(0.86)	6.30	16.81
Market value (%)[2]	7.31		20.64	(0.60)	7.91	17.71
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$71,586		$72,783	$72,796	$79,439	$80,474
Ratios of expenses to average net assets (%)	1.18	[3]	0.98	0.98	0.98	0.98
Ratio of net investment income (loss) to average net assets (%)	1.10		0.45	0.51	(0.07)	0.09
Portfolio turnover (%)	153		138	120	139	153
1 Based on average shares outstanding during the year.
2 Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
3 Includes Board approved expenses related to special and annual meetings that took place during the year.

 Madison Covered Call & Equity Strategy Fund

	Year Ended December 31,
	2017		2016		2015		2014		2013
Net Asset Value at beginning of period	$8.41		$8.48		$9.28		$9.41		$8.63
Income from Investment Operations:
Net investment income (loss)[1]	0.09		0.03	[1]	0.04	[1]	(0.02)	[1]	(0.00)	[1,2]
Net realized and unrealized gain (loss) on investments	0.49		0.62		(0.12)		0.61		1.50
Total from investment operations	0.58		0.65		(0.08)		0.59		1.50
Less Distributions From:
Net investment income and capital gains	(0.55)		(0.46)		(0.70)		(0.72)		(0.56)
Return of capital	(0.17)		(0.26)		(0.02)		–		(0.16)
Total distributions	(0.72)		(0.72)		(0.72)		(0.72)		(0.72)
Net increase (decrease) in net asset value	(0.14)		(0.07)		(0.80)		(0.13)		0.78
Net Asset Value at end of period	$8.27		$8.41		$8.48		$9.28		$9.41
Market Value at end of period	$7.72		$7.70		$7.38		$8.14		$8.17
Total Return
Net asset value (%)	7.14		7.92		(0.91)		6.41		17.93
Market value (%)[3]	9.77		14.51		(0.48)		8.50		17.05
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$159,377		$162,087		$163,366		$178,780		$181,335
Ratios of expenses to average net assets:	1.13	[4]	1.06		1.06		1.06		1.06
Ratio of net investment income (loss) to average net assets (%)	1.13		0.38		0.41		(0.17)		(0.01)
Portfolio turnover (%)	152		134		125		131		151
1 Based on average shares outstanding during the year.
2 Amount represents less than $0.005 per share.
3 Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
4 Includes Board approved expenses related to special and annual meetings that took place during the year.
BOARD CONSIDERATIONS AND ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER
General
The Board of each Fund has approved the Merger. Each Fund’s Board has determined that the Merger would be in the best interests of its Fund. The Funds have the same investment objectives and fundamental policies and no material differences with respect to non-fundamental policies, risks and investment strategies. In addition, the Funds are managed by the same investment adviser and portfolio managers. In light of these similarities, the Boards anticipate that the Merger will reduce fund redundancies and the resulting Combined Fund may benefit from increased operating efficiencies. The proposed Merger may also result in an enhanced secondary trading market for common shares of the Combined Fund as a result of the greater share volume of the Combined Fund.
In order for the Merger to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Merger is contingent upon both Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, failure by a Fund to obtain the requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions may result in the Merger not occurring. For more information regarding the closing conditions can be found in the Form of Agreement and Plan of Merger (Exhibit A).
If the requisite shareholder approvals are not obtained, then each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Fund as a stand-alone fund.
Reasons for the Merger
Based on the considerations below, each Fund’s Board, comprised solely of Independent Trustees, has determined that the Merger would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted with respect to NAV as a result of such Merger. The Boards approved the Merger and recommend that shareholders of the respective Funds approve the Merger.
In preparation for the Boards’ consideration of the Merger, the Adviser provided the Boards with information regarding the Merger, including the rationale therefor and alternatives to the Merger. Prior to approving the Merger, the Independent Trustees reviewed the foregoing information with their independent legal counsel and with management, and reviewed with independent legal counsel applicable law and the Trustees’ duties in considering such matters. The Boards considered a number of principal factors in reaching their determinations, including the following:

●	the compatibility of the Funds’ investment objectives, strategies, policies and related risks;

●	consistency of portfolio management;
●	the potential for improved secondary market trading with respect to the common shares of the Combined Fund;
●	the anticipated federal income tax-free nature of the Merger;
●	the expected costs of the Merger and the fact that the Adviser had agreed to bear such costs;
●	the terms of the Merger and whether the Merger would dilute the interests of shareholders of the Funds;
●	the effect of the Merger on shareholder rights;
●	the current expense ratios and expense structures, including contractual investment advisory fees and service fees on a net asset basis; and
●	any potential benefits of the Merger to the Adviser and its affiliates.
Compatibility of Investment Objectives, Strategies, Policies and Related Risks. Based on the information presented, the Boards noted that the investment objectives and fundamental policies of the Funds are the same, and there are no material differences with respect to the non-fundamental policies, strategies and risks of the Funds. The Boards noted that each Fund is a diversified, closed-end management investment company that invests primarily in large and mid-capitalization common stocks that are, in the Adviser’s view, selling at a reasonable price in relation to their long-term earnings growth rates. In addition, under normal circumstances, each Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The Boards considered that the portfolio composition of each Fund is substantially similar and considered the impact of the Merger on each Fund’s portfolio. Accordingly, they also considered the relative performance of the Funds and the factors that may affect the future performance of the Combined Fund. Because the Funds have no material differences with respect to investment strategies, the Boards noted that the there are no material differences with respect to the principal risks of each Fund.
Consistency of Portfolio Management. The Boards considered that each Fund has the same investment adviser and portfolio managers, and that such portfolio managers would continue to manage the Combined Fund upon completion of the Merger.
Potential for Improved Secondary Market Trading with Respect to the Common Shares of the Combined Fund. While it is not possible to predict trading levels at the time of the closing of the Merger, the Boards noted that the Merger is being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Funds. The Boards considered the Funds’ current share price discounts and noted that the Combined Fund’s greater trading volume from the increase in outstanding common shares and the resulting increase in market liquidity could result in a share price discount that is lower than the Funds’ current discounts.
Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Merger will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Merger on any estimated capital loss carryforwards of the Funds and applicable limitations under the federal income tax rules.
Expected Costs of the Merger. The Boards considered the terms and conditions of the Merger Agreement, including the estimated costs associated with the Merger and the allocation of such costs. The Boards noted, however, that the Adviser will pay for all costs associated with the Merger.
Terms of the Merger and Impact on Shareholders. The terms of the Merger are intended to avoid dilution of shareholder interests with respect to NAV of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of MSP Common Shares will receive MCN Common Shares (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Date (as defined below) to the aggregate per share NAV of that shareholder’s MSP Common Shares held as of the Valuation Date. No fractional shares of MCN, however, will be distributed to MSP shareholders in connection with the Merger. Instead, in lieu of such fractional shares, MSP shareholders will receive a de minimis amount of cash.
Effect on Shareholder Rights. The Boards considered that MSP and MCN are each organized as a Delaware statutory trust so there would be no impact on shareholder rights for state law purposes. In addition, the Funds’ Charter Documents are almost identical, except for slight, nonmaterial differences, and, accordingly, include the same provisions with respect to shareholder rights.
Effect of the Merger on Total Annual Fund Operating Expenses paid by Shareholders. The Boards considered the Funds total annual operating expenses and the contractual management fee rates and service fee rates of the Funds, including that the management fee rate of of 0.80% of average net assets was the same for both Funds, but the service fee rate for MCN of 0.26% of average net assets was higher than the rate of 0.18% that MSP currently pays, therefore the total annual operating expenses would be higher for MSP shareholders (1.08% versus 0.98% of average net assets) as reflected in the pro forma if the Merger is approved. The service fee is used to pay for services to the Funds' include compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary to conduct the Fund’s business. The MSP Board discussed this fee increase to MSP as one factor in its broader consideration of the relative costs and benefits of the Merger to shareholders and determined that this cost would be outweighed by the potential benefits to MSP shareholders, including that the distribution yield (as a percentage of net asset value) after the Merger would be similar or slightly higher than MSP's, even after giving effect to the higher proposed total annual operate expenses that will apply.

Potential Benefits to the Adviser and Its Affiliate. The Boards recognized that the Merger may result in some benefits and economies for the Adviser and its parent company, Madison Investment Holdings (“MIH”). These benefits include operational efficiencies that may be attained resulting from managing one portfolio instead of two, which would eliminate the need to provide certain duplicative administrative services (e.g. accounting, shareholder reports, and audits) and staff oversight (including operations, compliance, and trading teams) to separate stand-alone funds. This increased efficiency, in turn, may allow the Adviser to reallocate staff resources and to further streamline functions. In addition, portfolio managers will be able to devote more time to managing fund assets if there is one portfolio instead of two. Any economies realized due to improved operational efficiencies by the Adviser would flow through to MIH.
Conclusion. Each Board, comprised solely of Independent Trustees, approved the Merger involving its Fund, concluding that such Merger is in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Merger.
Terms of the Merger Agreement
General. The Merger Agreement, in the form attached as Exhibit A, provides for the merger, in accordance with applicable law, of MSP into MCN, with MCN surviving, and MSP Common Shares converted into newly-issued MCN Common Shares, par value $0.01 per share. No fractional MCN Common Shares will be distributed to MSP shareholders in connection with the Merger. Instead, in lieu of such fractional shares, MSP shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value and is expected to be de minimis.
As a result of the Merger, the assets of MSP and MCN would be combined, and the shareholders of MSP would become shareholders of MCN. The closing date is expected to be on or about October 8, 2018, or such other date as the Funds may agree (the “Closing Date”). Following the Merger, MSP would terminate its registration as an investment company under the 1940 Act. MCN will continue to operate after the Merger as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.
The aggregate NAV, as of the Valuation Date, of MCN Common Shares received by MSP shareholders in connection with the Merger will equal the aggregate NAV of MSP Common Shares held by shareholders of MSP as of the Valuation Date. As discussed above, no fractional MCN Common Shares will be distributed to MSP shareholders in connection with the Merger. Instead, MCN’s transfer agent will aggregate all fractional MCN Common Shares that may be due to MSP shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than NAV, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, MCN’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of MCN Common Shares received by an MSP shareholder, including fractional share interests deemed received by such shareholder, will be the same as the holding period and aggregate tax basis of MSP Common Shares previously held by the MSP shareholder and converted into MCN Common Shares, provided the MSP Common Shares were held as capital assets. As a result of the Merger, shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the Combined Fund as compared to their percentage holdings of their respective Fund prior to the Merger and, thus, shareholders will hold reduced percentages of ownership in the Combined Fund than they held in MCN or MSP individually.
Valuation of Assets and Liabilities. If the Merger is approved and the other closing conditions are satisfied or waived, the value of the net assets of MSP will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (the “Valuation Date”). The value of MSP’s assets shall be determined by using the valuation procedures of MSP adopted by the MSP Board or such other valuation procedures as shall be mutually agreed upon by the Funds.
Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Merger Agreement, MSP shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the MSP shareholders all of MSP’s investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carryforward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date. MCN is not subject to a similar distribution requirement under the Merger Agreement; however, it is anticipated that MCN will declare a distribution prior to the Closing Date, which will result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, MSP shareholders effectively will purchase a pro rata portion of MCN’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than MSP’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, MCN’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that MCN’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Merger is expected to be less than MCN’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Merger.

Amendments. The Merger Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the Meetings, no such amendment, modification or supplement may have the effect of (a) changing the provisions for determining the number of MCN Common Shares to be issued to MSP shareholders under the Merger Agreement to the detriment of such shareholders without their further approval or (b) effecting any change that would adversely affect MCN shareholders without their further approval.
Conditions. Under the terms of the Merger Agreement, the closing of the Merger is conditioned upon (a) the requisite approval by the shareholders of each Fund of the proposals with respect to the Merger in this Joint Proxy Statement/Prospectus, (b) each Fund’s receipt of an opinion substantially to the effect that the Merger will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code and (c) the Funds’ receipt of certain customary certificates and other documents. Additionally, in order for the Merger to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties.
Termination. The Merger Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s President without further action by the Fund’s Board. In addition, either Fund may at its option terminate the Merger Agreement at or before the Closing Date due to (a) a material breach by the other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days, (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met, or (c) a determination by either Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of its Fund.
Material Federal Income Tax Consequences of the Merger
The following is a summary of certain federal income tax consequences of the Merger.  The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold common shares of a Fund as capital assets for federal income tax purposes (generally, assets held for investment).  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the Merger.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.  This summary of federal income tax consequences is for general information only.  The Funds’ shareholders should consult their own tax advisers regarding the federal income tax consequences of the Merger, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.
As a condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Godfrey & Kahn, S.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Merger substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.
The merger of MSP, in accordance with applicable law, with and into MCN, with MCN surviving, and with MSP Common Shares converted into newly-issued MCN Common Shares, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and MCN and MSP will each be a “party to the reorganization,” within the meaning of Section 368(b) of the Code, with respect to such merger.

2.	No gain or loss will be recognized by MSP upon the merger of MSP with and into MCN pursuant applicable law.

3.	No gain or loss will be recognized by MCN upon the merger of MSP with and into MCN pursuant to applicable law.

4.
No gain or loss will be recognized by MSP shareholders upon the conversion of their MSP Common Shares solely into MCN Common Shares in the Merger, except to the extent MSP shareholders receive cash in lieu of fractional MCN Common Shares.

5.
The aggregate basis of MCN Common Shares received by each MSP shareholder pursuant to the Merger will be the same as the aggregate basis of MSP Common Shares that were converted into such MCN Common Shares by such shareholder except with respect to any amounts attributable to the receipt of cash by the MSP shareholders in lieu of fractional shares. The holding period of MCN Common Shares received by each MSP shareholder in the Merger will include the period during which MSP Common Shares that were converted into such MCN Common Shares by such shareholder, provided MSP Common Shares are held as capital assets at the time of the Merger.

6.
The basis of MSP’s assets received by MCN in the Merger will be the same as the basis of such assets to MSP immediately before the Merger. The holding period of the assets of MSP received by MCN in the Merger will include the period during which those assets were held by MSP.

No opinion will be expressed as to whether any gain or loss will be recognized, or whether the applicable basis or holding period of an asset will be impacted: (1) on assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of the tax year of MSP, (5) upon termination of a position, or (6) as a result of the investment activities of MCN.

If an MSP shareholder receives cash in lieu of a fractional share of MCN, then the shareholder will be treated as having received the fractional MCN share pursuant to the Merger and then as having sold that fractional MCN share for cash. As a result, each MSP shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional MCN share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the shares (including the holding period of MSP Common Shares converted therefor if MSP Common Shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.
Prior to the closing of the Merger, MSP may declare a distribution to its shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Merger. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on the proportionate share of the total distributions paid by the Fund during the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.
After the Merger, the Combined Fund’s ability to use MSP’s or MCN’s pre-Merger capital losses, if any, may be limited under certain federal income tax rules applicable to a reorganization of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Merger not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Funds at the time of the Merger.
As of December 31, 2017, neither Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains.
In addition, the shareholders of MSP will receive a proportionate share of any taxable income and gains realized by MCN and not distributed to its shareholders prior to the closing of the Merger when such income and gains are eventually distributed by MCN. As a result, shareholders of MSP may receive a greater amount of taxable distributions than they would have had the Merger not occurred.
This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.
The foregoing is intended to be only a summary of the principal federal income tax consequences of the Merger and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.
CAPITALIZATION
The following table sets forth the audited capitalization of the Funds as of June 29, 2018, and the unaudited pro-forma basis for the Combined Fund as if the Merger had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.4944 MCN Common Shares issued for each MSP Common Share. If the Merger is consummated, then the actual exchange ratios may vary.
Capitalization as of June 29, 2018

	MSP	MCN	Adjustments	MCN Pro Forma Combined Fund
Net Assets	$69,602,303	$154,673,924		$224,276,227
Common Shares Outstanding	5,798,291	19,268,423	2,866,652[1]	27,933,366
Net Asset Value Per Share	$12.00	$8.03		$8.03
1The outstanding MSP Common Shares will be converted into MCN Common Shares at MCN’s ending NAV calculated as of the Valuation Date.

MADISON COVERED CALL & EQUITY STRATEGY FUND ("MCN")

Proposal 2:    To approve the issuance of additional common shares of MCN in connection with the merger of
MSP-Acquired Fund with and into MCN-Acquiring Fund.
In connection with the proposed Merger (which is described more fully under Proposal 1 above), based on estimates as of June 29, 2018, MCN will issue approximately 8,664,943 additional MCN Common Shares. You should be aware, however, that market volatility could affect the NAV for each of the Funds prior to the Merger which may result in the number of additional shares issued to be lower than or higher than the estimate (range 8,650,000-8,680,000). Applicable NYSE rules require shareholder approval of the additional MCN Common Shares to be issued in connection with the Merger. Subject to notice of issuance, MCN will list such shares on the NYSE. MCN Common Shares currently trade at a discount and the issuance of additional shares may increase the discount. However, the Merger will result in no reduction of the NAV of MCN Common Shares.
The Share Issuance is contingent upon the approval of the Merger by shareholders of both MSP and MCN.
Legal Matters
Certain legal matters will be passed upon by Godfrey & Kahn, S.C., counsel to the Funds, in connection with the issuance of MCN Common Shares in the Merger.
Required Vote
The affirmative vote of a majority of the shares present in person at the Annual Meeting or represented by proxy and entitled to vote is required to approve the Share Issuance. Abstentions have the affect of a vote against the proposal, but broker non-votes will have no effect on the outcome of the vote on the proposal.
THE MCN BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

Proposal 3:    To approve an amendment to clarify the Fund's industry concentration policy.
The Fund's policy on industry concentration is "fundamental," meaning that is can only be changed by shareholder approval.
The Fund's current policy reads: The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries (as such terms are defined by the Fund’s Board of Trustees) except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.
The Adviser is proposing the policy be amended to strike the exception regarding temporary defensive positions (subsection b), which is not defined, but would be covered under subsection a.
If the amendment is approved, the new policy would read as follows: The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries (as such terms are defined by the Fund’s Board of Trustees) except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, or (b) as otherwise permitted by applicable law.
Required Vote
Shareholder approval of the amendment to MCN's industry concentration policy requires the vote of a majority of the outstanding voting shares of the Fund, as defined under the 1940 Act, which means the vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Abstentions will have the effect of a vote against the proposal, but broker non-votes will have no effect on the outcome of the vote on the proposal.
THE MCN BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

Proposal 4:    To elect one Trustee as a Class II Trustee to serve until MCN's 2021 Annual Meeting of Shareholders or until his successor shall have been elected and qualified.
MCN’s Common Shares are listed on the NYSE (NYSE: MCN), which requires MCN to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of MCN are being asked to elect Mr. James R. Imhoff, Jr. as the sole Class II Trustee to serve until the Fund’s 2021 annual meeting of shareholders or until his successor shall have been elected and qualified.
The MCN Board is classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming the Class II nominee is elected at the Annual Meeting, the MCN Board will be constituted as follows:
Class I Trustees. Mr. Richard E. Struthers is the sole Class I Trustee. It is currently anticipated that the Class I Trustee will next stand for re-election at the Fund's 2020 annual meeting of shareholders.
Class II Trustees. Mr. James R. Imhoff, Jr. is the sole Class II Trustee. It is currently anticipated that the Class II Trustee will next stand for re-election at MCN's 2021 annual meeting of shareholders.
Class III Trustees. Mr. Steven P. Riege is the sole Class III Trustee. It is currently anticipated that the Class III Trustee will next stand for re-election at the Fund’s 2019 annual meeting of shareholders.
Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. If elected at the Annual Meeting, the Class II Trustee will hold office until MCN’s 2021 annual meeting of shareholders or until his successor shall have been elected and qualified. The other Trustees of MCN will continue to serve under their current terms as described above.
The Class II Trustee nominee nominated by the Board has indicated that he consents to serve as a nominee, to being named as a nominee in this Joint Proxy Statement/Prospectus, and to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.
The Trustee election is not conditioned on shareholder approval of Proposal 1 (the Merger) or approval of Proposal 2 (issuance of MCN Common Shares in connection with the Merger).
Required Vote
The affirmative vote of a majority of the shares present in person at the Annual Meeting or represented by proxy and entitled to vote is required to elect the MCN Class II Trustee nominee. Abstentions (or a proxy card marked "withhold" with respect to the election of Trustees) will have the same effect as a vote against the proposal, but broker non-votes will have no effect on the outcome of the vote on the proposal.
THE MCN BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4,
THE ELECTION OF THE CLASS II TRUSTEE.

GENERAL INFORMATION ABOUT MCN TRUSTEES AND OFFICERS
Certain information concerning the Trustees and officers of MCN is set forth in the tables below. None of the Trustees is an “interested person” (as defined in Section 2(a) (19) of the 1940 Act). Rather, all of the Trustees are Independent Trustees, which means that they are not interested persons of MCN, the Adviser or affiliates of the Adviser, and that they all meet the definition of independent as set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended.
MCN is part of a fund complex (the “Fund Complex”) currently comprised of 32 open-end (mutual) funds and two closed-end funds, including MCN.
Unless otherwise indicated, the business address of each Trustee and officer of the Fund is c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

MCN Trustees

Name Year of Birth	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held
Richard E. Struthers 1952	Class I Trustee	Since 2017; to serve until 2020.	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present. Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012.	34	Madison Funds (18 funds), 2004 - Present. Ultra Series Fund (14 funds), 2004 - Present. MSP, 2017 - Present. Park Nicollet Health Services, 2001-2012. HealthPartners, 2013 - 2016.
James R. Imhoff, Jr.[1] 1944	Class II Trustee	Since 2004. Nominee for reelection at 2018 annual meeting to serve until 2021, if elected.	First Weber, Inc. (real estate brokers), Madison, WI; Chief Executive Officer, 1996 - 2017 and Chairman 2017 - Present.	34	Park Bank, 1978 - Present. First Weber, Inc. 2017 - Present. Madison Funds (18 funds), 2009 – Present. Ultra Series Fund (14 funds), 2009 – Present. MSP, 2005 - Present.
Steven P. Riege 1954	Class III Trustee	Since 2015, to serve until 2019.	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present. Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001.	33
Forward Service Corporation (employment training non-profit), 2010 - Present.
Lange Bros. Woodworking, Co., Inc. 2017 - Present.
Madison Funds (18 funds), 2005 – Present.
Ultra Series Fund (14 funds), 2005 – Present.
MSP, 2014 - 2017.

1Nominee for election as a Trustee at the Annual Meeting.

MCN Officers
The following information relates to the executive officers of MCN. The officers of MCN are appointed by the MCN Board and serve until their respective successors are chosen and qualified. MCN’s officers receive no compensation from MCN, but they may also be officers or employees of the Adviser or affiliates of the Adviser and may receive compensation in such capacities.

Name Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Katherine L. Frank 1960	President	Indefinite Term since 2012
MIH, Executive Committee Member and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010.
Madison, Executive Committee Member and Chief Operating Officer, 2010 - Present;Vice President, 2004 - 2010.
MIA, Executive Committee Member and Chief Operating Officer, 2010 - Present; President, 1996 - 2010.
Madison Strategic Sector Premium Fund (closed end fund), President, December 2005 - Present.
Madison Covered Call & Equity Strategy Fund, President 2012 - Present.
Madison Funds (18 funds) and Ultra Series Fund (14 funds), President, 2009 - Present.

Paul A. Lefurgey 1964	Vice President	Indefinite Term since 2012
MIH, Madison and MIA, CEO, 2017 - Present; Chairman - Executive Committee, 2015 - 2017; Director of Fixed Income Investments, 2016 - Present; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Managing Director and Head of Fixed Income Investments, 2005 - 2013.
Madison Strategic Sector Premium Fund, Vice President, 2010 - Present.
Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present.
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Vice President, 2009 - Present.

Name Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kevin S. Thompson 1966	Chief Legal Officer and Assistant Secretary	Indefinite Term since 2017
MIH, Madison and MIA, Chief Legal Officer and Chief Administrative Officer, 2017- Present; Chief Compliance Officer, January-May 2018.
Madison Strategic Sector Premium Fund, Chief Legal Officer and Assistant Secretary, 2017- Present; Chief Compliance Officer, January-May 2018.
Madison Covered Call & Equity Strategy Fund, Chief Legal Officer and Assistant Secretary 2017 - Present; Chief Compliance Officer, January-May 2018.
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Chief Legal Officer and Assistant Secretary, 2017 - Present; Chief Compliance Officer, January-May 2018.
CFMG Life Insurance Company, Associate General Counsel, 2012 - 2015; Vice President Wealth Management, 2015 - 2017; President of CUNA Brokerage Services, Inc., 2016-2017.

Steven Fredericks 1970	Chief Compliance Officer and Assistant Secretary	Indefinite Term since May 2018
MIH, Madison and MIA, Chief Compliance Officer, May 2018 - Present.
Madison Strategic Sector Premium Fund, Chief Compliance Officer and Assistant Secretary, May 2018 - Present.
Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary May 2018.
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Chief Compliance Officer and Assistant Secretary, May 2018 - Present.
Senior Vice President and Chief Compliance Officer for Jackson National Asset Management, LLC and the “Jackson Funds," 2005 - April 2018.

Greg D. Hoppe 1969	Treasurer	Indefinite Term since 2012
MIH and MIA, Vice President, 1999 - Present.
Madison, Vice President, 2009 - Present.
Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present.
Madison Covered Call & Equity Strategy Fund, Treasurer, 2012 - Present.
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Treasurer, 2009 - Present.

Holly S. Baggot 1960	Secretary and Assistant Treasurer	Indefinite Term since 2012
MIH and MIA, Vice President, 2010 - Present.
Madison, Vice President, 2009 - Present.
MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present.
Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present.
Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 - Present.
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Secretary, 1999-Present and Assistant Treasurer, 1997-2007 and 2009-Present.

ADDITIONAL INFORMATION ABOUT THE MCN BOARD
Board Qualifications
The members of the MCN Board each have experience which led MCN management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this Joint Proxy Statement/Prospectus. All three of the Trustees have substantial experience operating and overseeing a business, whether it be the real estate business (Mr. Imhoff), the investment management business (Mr. Struthers), or the management consulting business (Mr. Riege).
Mr. Imhoff is CEO of First Weber. First Weber has over 54 offices and over 1,400 professionals in Wisconsin. First Weber is Wisconsin's largest real estate firm.  Mr. Imhoff has been in real estate since 1971 and is a 1966 alumnus of the Marquette University School of Business, where he was recognized in 2006 as its Entrepreneur of the Year.  Mr. Imhoff has extensive experience serving as an Independent Trustee for open-end and closed-end funds.  He has served as an Independent Trustee of MCN and MSP, each for over a decade, from their respective inception dates to present.  Mr. Imhoff has also served as an Independent Trustee of Madison Funds and Ultra Series Funds, both of which are fund families managed by Madison, from 2009 to present, and prior to that was an Independent Trustee of the Mosaic family of funds
Mr. Struthers worked directly in the mutual fund industry at Investment Advisers, Inc. for over 20 years. At this billion dollar, global investment management firm, he served as Executive Vice President of IAI, President of the IAI Mutual Funds and President of IAI Securities, Inc. After IAI, Mr. Struthers formed his own investment management firm specializing in equities, which he has successfully lead and managed for 20 years. He has served as an Independent Trustee of MCN and MSP since 2017. Mr. Struthers has also served as an Independent Trustee of Madison Funds and Ultra Series Funds from 2004 to present.
Mr. Riege has spent over 30 years in the financial services industry finding and developing high performing individuals to lead highly successful organizations. His corporate career culminated at R.W. Baird where he held several leadership positions including Chief Human Resources Officer and Director of Wealth Management. Mr. Riege’s passion for leadership then drove him to build his own management consulting firm, Ovation Leadership, which he has successfully led for 17 years. As President of Ovation, he is active in visioning, conflict resolution, strategic planning, transition planning, organizational change and team dynamics. He has served as an Independent Trustee of MCN since 2015. Mr. Riege has also served as an Independent Trustee of MSP from 2014-2017, and of Madison Funds and Ultra Series Funds from 2005 to present.
As a result of the expertise described above, each Trustee has unique perspectives regarding the operation and management of MCN and the Board’s oversight of MCN’s operations and management. They use this collective experience to serve MCN for the benefit of MCN shareholders.
Board Committees
The Board of Trustees has two standing committees, each of which meets as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise, as follows: the Audit Committee and the Nominating and Governance Committee.
Audit Committee. The Board has an Audit Committee composed of Mr. Imhoff, Mr. Struthers, and Mr. Riege (Chair). In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting an independent registered public accounting firm for MCN and reviewing accounting matters with MCN’s independent registered public accounting firm.
The Audit Committee presents the following report:
The Audit Committee: (i) reviewed and discussed with management of MCN the audited financial statements of MCN for the fiscal year ended December 31, 2017; (ii) discussed with MCN’s independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees and all other communications required by other PCAOB Standards or Rules; and (iii) received the written disclosures and the letter from MCN’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committees concerning the independence of MCN’s independent registered public accounting firm. Based on these reviews and discussions, the Audit Committees recommended to the Board of Trustees of MCN that the financial statements be included in the MCN’s annual report for the past fiscal period and filed with the SEC.
The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on May 7, 2018 (the “Audit Committee Charter”). In accordance with proxy rules promulgated by the SEC, the Audit Committee Charter is required to be filed at least once every three years as an exhibit to MCN’s proxy statement, and was last filed in 2016 as Attachment A to MCN’s proxy statement. It is also available on MCN’s website at www.madisonfunds.com. You may request a hard copy of the Audit Committee Charter to be mailed to you by calling MCN toll-free at 1-800-767-0300.
Nominating and Governance Committee. The Board has a Nominating and Governance Committee composed of Mr. Imhoff (Chair), Mr. Struthers and Mr. Riege, each of whom is an Independent Trustee. The Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”), the most recent version of which was approved by the Board on May 7, 2018 and is included as Exhibit D. The Nominating and Governance Committee Charter is also available on MCN’s website at www.madisonfunds.com. You may request a hard copy of the Nominating and Governance Committee Charter to be mailed to you by calling MCN toll-free at 1-800-767-0300.
As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth in Appendix A to the Nominating and Governance Committee Charter. The shareholder recommendation must be sent to the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
The Board’s nominee for election at the Annual Meeting, Mr. Imhoff, currently serve as a Trustee of MCN and was unanimously nominated by the Board and the Nominating and Governance Committee.
Leadership Structure of the Board
The Board is relatively small (with three members, as noted in the table above) and operates in a collegial atmosphere. Although no member is formally charged with acting as Chairperson, Mr. Riege acts as the Chairperson during meetings. All Board members are expected to provide their input into establishing the Board’s meeting agenda. Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes are important in connection with MCN’s governance. The Board has charged Mr. Riege with acting as the Lead Independent Trustee for purposes of communicating with the

Adviser, the Chief Compliance Officer of MCN (the “CCO”), counsel to the Independent Trustees and fund counsel on matters relating to the Board as a whole. The Independent Trustees often meet in executive session without representatives of the Adviser present (including meetings with counsel, the CCO and the independent registered public accounting firm).
The Board’s Role in Risk Oversight
The Adviser is responsible for the overall risk management of MCN, which includes supervising its affiliated and third-party service providers and identifying and mitigating possible events that could adversely impact MCN’s business, operations or performance. Risks to MCN include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board oversees risk management of MCN’s investment programs through the Audit Committee and through oversight by the Board itself. The CCO of MCN, who reports directly to the Independent Trustees, provides the Board with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board exercises its oversight in conjunction with the Adviser, the CCO, fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from MCN’s independent accountants. The Board’s committee structure requires an Independent Trustee to serve as chairman of the Nominating and Governance Committee and the Audit Committee.
The Board receives regular written reports describing and analyzing the investment performance of MCN. In addition, the portfolio managers of MCN meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
The Board also receives regular written reports from MCN’s Treasurer that enable the Board to monitor the number of fair valued securities in MCN’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within MCN’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with MCN’s independent auditors in connection with the review of the results of the audit of MCN’s year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of the Adviser, and meets regularly with the CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provides the Board with reports on their examinations of functions and processes within the Adviser that affect MCN. The Board also adopts compliance policies and procedures for MCN and approves such procedures as appropriate for certain of MCN’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of MCN’s Investment Advisory Agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect MCN or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of MCN and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
As noted, the Board has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of MCN. From time to time, the Board may establish informal working groups to review and address the policies and practices of MCN with respect to certain specified matters.
Given the small size of the Board, its committee structure, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and the Board’s quarterly focus on compliance and risk management, the Board has determined that its current leadership structure is appropriate for the protection of MCN investors.
Shareholder Communications with the Board
Shareholders and other interested parties may contact MCN’s Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o MCN’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Beneficial Ownership of Securities
As of the MCN Record Date, each Trustee beneficially owned equity securities of MCN and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Trustee	Dollar Range of Equity Securities in MCN	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex
James R. Imhoff, Jr. (Nominee)	Over $100,000	Over $100,000
Steven P. Riege	None	$10,001 - $50,000
Richard Struthers	$0 - $10,000	$50,001 - $100,000
As of the MCN Record Date, no individual Trustee owned more than 1% of the outstanding shares of MCN and the MCN Trustees and officers as a group owned less than 1% of the outstanding shares of MCN.
Board Meetings
During MCN's fiscal year ended December 31, 2017, the Board, the Audit Committee and the Nominating and Governance Committee held four meetings. Each Trustee (other than Mr. Struthers, who was appointed to the Board on May 11, 2017 and approved by shareholders at the annual meeting held on August 22, 2017) attended all (100%) of the meetings of the Board (and any committee thereof on which he serves) held during the fiscal year. It is MCN’s policy to encourage Trustees to attend annual meetings of shareholders.
Trustee Compensation
MCN pays a fee per meeting attended to each Independent Trustee. The following table provides information regarding the compensation of MCN’s Independent Trustees for its most recently completed fiscal year. MCN does not accrue or pay retirement or pension benefits to Trustees as of the date of this Joint Proxy Statement/Prospectus.
As of December 31, 2017, MCN’s Independent Trustees were compensated as follows:

Trustee	Aggregate Compensation from MCN	Total Compensation from the Fund Complex[1]
James R. Imhoff, Jr. (Nominee)	$12,000	$91,000
Steven P. Riege	$12,000	$89,500
Richard E. Struthers[2]	$ 6,000	$82,000
1As of the date of this Joint Proxy Statement/Prospectus, the Fund Complex was comprised of 32 open-end mutual funds and two closed-end funds (including MCN).
2 Mr. Struthers was appointed to the MCN Board in May 2017 and elected as a Trustee at the 2017 annual meeting of shareholders in August 2017.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
For the fiscal years ended December 31, 2016 and 2017 and the current fiscal year ending December 31, 2018, Deloitte & Touche LLP (“D&T”) has been selected as MCN’s independent registered public accounting firm by the Audit Committee to audit the Fund’s accounts. MCN does not know of any direct or indirect financial interest of D&T in the Fund. Representatives of D&T will not be in attendance at the Annual Meeting.
Audit Fees. The aggregate fees billed to MCN by D&T for professional services rendered for the audit of MCN’s annual financial statements for MCN’s fiscal years ended December 31, 2016 and December 31, 2017 were approximately $12,000 and $12,000 respectively.
Audit-Related Fees. The aggregate fees billed by D&T and approved by the Audit Committee for MCN’s fiscal years ended December 31, 2016 and December 31, 2017 for assurance and related services reasonably related to the performance of the audit of MCN’s annual financial statements were $0 and $0. D&T did not perform any other assurance and related services that were required to be approved by the Audit Committee for such periods.
Tax Fees. The aggregate fees billed by D&T and its affiliates (collectively, "Deloitte") and approved by the Audit Committee for MCN’s fiscal years ended December 31, 2016 and December 31, 2017 for professional services rendered for tax compliance, tax advice, and tax planning were approximately $4,092 and $4,009 (such fees relate to tax services provided by Deloitte in connection with the review of MCN’s tax returns). Deloitte did not perform any other tax compliance or tax planning services or render any tax advice that was required to be approved by the Audit Committee for such periods.
All Other Fees. Other than those services described above, Deloitte did not perform any other services on behalf of MCN for MCN’s fiscal years ended December 31, 2016 and 2017.
Audit Committee’s Pre-Approval Policies and Procedures. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures. The Audit Committee has pre-approved all audit and non-audit services provided by Deloitte to MCN, and all non-audit services provided by Deloitte to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to MCN which are related to the operations of MCN, for the fiscal years ended December 31, 2016 and 2017. None of the services described above for MCN’s fiscal years ended December 31, 2016 and 2017 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X promulgated by the SEC.
VOTING REQUIREMENTS AND OTHER INFORMATION
Meeting Quorum
The holders of a majority of the common shares entitled to vote on any matter at each Fund's respective Meeting present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business on such matter. With respect to the Special Meeting, relating to MSP only, abstentions are treated as present for purposes of determining whether a quorum exists, while broker non-votes are treated as not present and will have no effect on the vote. With respect to the Annual Meeting, relating to MCN only, abstentions are treated as present for purposes of determining whether a quorum exists, while broker non-votes are treated as not present and will have no effect on the vote, except as it relates to the determination of whether a quorum exists for routine matters (i.e., the election of Trustee). A "broker non-vote" results when banks, brokerage firms and other nominees return a valid proxy but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares.
Meeting Adjournment
If a quorum with respect to a proposal is not present at a Meeting, then the persons named as proxies may propose one or more adjournments of the Meeting relating to that proposal to permit further solicitation of proxies. Any such adjournment of a Meeting with respect to a proposal will require the affirmative vote of a majority of those shares present at the Meeting with respect to that proposal in person or by proxy. Abstentions will be voted in favor of adjournment, while broker non-votes will be disregarded, except that for MCN only, broker non-votes received for routine matters (i.e., the election of Trustee) will be voted in favor of adjournment.
Votes Necessary to Approve the Proposals
Voting requirements for each Proposal are outlined within the discussion supporting each respective Proposal and also noted below:
For Proposal 1, the Merger (MSP and MCN, each voting separately). Shareholder approval of the Merger requires the vote of a majority of the outstanding voting shares of a Fund, as defined under the 1940 Act, which means the vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Abstentions will have the effect of a vote against the proposal, but broker non-votes will have no effect of on the outcome of the vote on the proposal.
For Proposal 2, Issuance of Shares (MCN only). The affirmative vote of a majority of the shares present in person at the Annual Meeting or represented by proxy and entitled to vote is required to approve the Share Issuance. Abstentions have the affect of a vote against the proposal, but broker non-votes will have no effect on the outcome of the vote on the proposal.
For Proposal 3, Amendment to Industry Concentration Policy (MCN only). Shareholder approval of the amendment to MCN's industry concentration policy requires the vote of a majority of the outstanding voting shares of the Fund, as defined under the 1940 Act, which means the vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Abstentions will have the effect of a vote against the proposal, but broker non-votes will have no effect on the outcome of the vote on the proposal.
For Proposal 4, Election of Trustee (MCN only). The affirmative vote of a majority of the shares present in person at the Annual Meeting or represented by proxy and entitled to vote is required to elect the MCN Class II Trustee nominee. Abstentions (or a proxy card marked "withhold" with respect to the election of Trustees) will have the same effect as a vote against the proposal, but broker non-votes will have no effect on the outcome of the vote on the proposal.
Revocation of Proxies
Shareholders who execute proxies for a Meeting may revoke them at any time before they are voted by filing with the Secretary of the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.
Expenses of Proxy Solicitation
The expenses of soliciting proxies for the Meetings will be borne by the Adviser. In addition to the solicitation of proxies by internet or mail, officers of the Funds and officers and regular employees of the Adviser or other representatives of the Funds may also solicit proxies by telephone, internet or in person (none of whom will receive additional compensation for doing so).  The Adviser will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for forwarding routine proxy materials to principals and beneficial owners and obtaining their proxies.

Householding
One Joint Proxy Statement/Prospectus may be delivered to two or more shareholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Joint Proxy Statement/Prospectus, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, shareholders should contact their Fund at 550 Science Drive, Madison, Wisconsin 53711, or 1-800-767-0300.
"Section 16(a)” Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act require, among other persons, the officers and directors of the Funds, the Adviser and certain affiliates of the Adviser (“Reporting Persons”) to file reports of ownership of the Funds’ securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Funds with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Funds and representations of certain Reporting Persons, the Funds believe that all required Section 16(a) ownership reports were filed during its most recent fiscal year.
Deadline for Shareholder Proposals
Shareholder proposals intended for inclusion in MCN’s proxy statement in connection with the Fund’s 2019 Annual Meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by MCN at its principal executive offices by Apri1 29, 2019.   In order for the proposals made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals much be received by MCN at its principal executives offices not later than the close of business on June 30, 2019, nor earlier than the close of business on May 31, 2019.
Other Matters
The proxy holders have no present intention of bringing before the Meetings for action any matters other than those specifically referred to above, nor has the management of the Funds any such intention. Neither the proxy holders nor the management of the Funds is aware of any matters which may be presented by others. If any other business properly comes before the Meetings, the proxy holders intend to vote thereon in accordance with their best judgment.
Whether or not you plan to attend the Special Meeting and/or the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided so your shares will be represented at the Meeting. If you wish to attend the Meeting and vote in person, you will be able to do so. You may contact your Fund at 1-800-767-0300 to obtain directions to the site of the Meeting.
IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND ONE OR BOTH OF THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO YOU WILL BE REPRESENTED AT THE MEETINGS.
By order of the Funds’ Boards of Trustees
Holly S. Baggot
Secretary
Madison Strategic Sector Premium Fund
Madison Covered Call & Equity Strategy Fund

August 27, 2018

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [ ] day of [ ], 2018, by and among Madison Covered Call & Equity Strategy Fund, a Delaware statutory trust (the “Acquiring Fund”) and Madison Strategic Sector Premium Fund, a Delaware statutory trust (the “Acquired Fund”) (each of the Acquiring Fund and Acquired Fund referred to herein as a “Fund” and collectively, the “Funds”). Madison Asset Management, LLC, a Wisconsin limited liability company (“Madison”), is a party to this Agreement with respect to Section 9.1 hereof only. The principal place of business of the Funds and Madison is 550 Science Drive, Madison, Wisconsin 53711.
This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of the merger pursuant to Delaware law of the Acquired Fund with and into the Acquiring Fund pursuant to which shares of the Acquired Fund will be converted into newly-issued common shares, $0.01 par value per share, of the Acquiring Fund (“Acquiring Fund Shares”), as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).
WHEREAS, the Acquiring Fund and the Acquired Fund are closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Acquiring Fund, upon approval by its shareholders, will be authorized to issue the Acquiring Fund Shares;
WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Merger; and
WHEREAS, the Board of Trustees of the Acquired Fund has determined that the Merger is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Merger.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
MERGER
1.1 MERGER. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Delaware law, at the Effective Time (as defined in Section 1.1(d)), the Acquired Fund shall be merged with and into the Acquiring Fund, the separate existence of the Acquired Fund shall cease and the Acquiring Fund shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Fund”), in accordance with Delaware law.
(a) At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Acquired Fund, each common share of beneficial interest of the Acquired Fund issued and outstanding immediately prior to the Effective Time (the “Acquired Fund Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Shares provided for in Section 2.3.
(b) At the Effective Time, the Acquiring Fund shall continue in existence as the Surviving Fund, and without any further action being required, shall succeed to and possess all of the rights, privileges and powers of the Acquired Fund without further act or deed. The Acquiring Fund, as the Surviving Fund, shall be liable for all of the liabilities and obligations of the Acquired Fund, and any claim or judgment against the Acquired Fund may be enforced against the Acquiring Fund, as the Surviving Fund, in accordance with applicable law.
(c) The Acquiring Fund will issue Acquiring Fund Shares to shareholders of the Acquired Fund (the “Acquired Fund Shareholders”) upon the conversion of their Acquired Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Acquired Fund pursuant to Section 2.3. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.
(d) Upon the terms and subject to the conditions of this Agreement, the parties shall cause the Merger to be consummated by filing a Certificate of Merger with the Secretary of the State of Delaware in accordance with Delaware law. The Merger shall become effective at such time as the Certificate of Merger is duly filed, or at such subsequent date or time as the parties shall agree and specify in the Certificate of Merger (the “Effective Time”).
(e) The Agreement and Declaration of Trust and Bylaws of the Acquiring Fund as in effect immediately prior to the Effective Time shall remain unchanged as a result of the Merger.
1.2 STATE FILINGS. Prior to the Closing Date (as defined in Section 3.1), the Acquired Fund shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware in connection with this Agreement.
1.3 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.4 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.
1.5 DIVIDEND. In order for the Acquired Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or taxable net capital gain (as defined in Sections 852(b)(2) and 852(b)(3)(A) of the Code, respectively) in the short taxable year ending with the Merger, the Acquired Fund will on or before the Valuation Date (as defined in Section 2.1) (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.
ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS AND LIABILITIES. The value of the Acquired Fund’s net assets shall be the value of all of the Acquired Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date the “Valuation Date”), less the amount of all the Acquired Fund’s liabilities. The value of the Acquired Fund’s assets and liabilities shall be determined by using the valuation procedures adopted by the Acquired Fund or such other valuation procedures as shall be mutually agreed upon by the parties.
2.2 VALUATION OF SHARES. The net asset value per Acquiring Fund Share shall be computed as of the Valuation Date, using the valuation procedures adopted by the Acquired Fund or such other valuation procedures as shall be mutually agreed upon by the parties.
2.3 SHARES TO BE ISSUED. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Shares, which number shall be determined by dividing the value of the Acquired Fund’s net assets determined in accordance with Section 2.1 by the net asset value per Acquiring Fund Share determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Shares received by Acquired Fund Shareholders in the Merger will equal, as of the Valuation Date, the aggregate net asset value of the Acquired Fund Shares held by Acquired Fund Shareholders as of such time. No fractional Acquiring Fund Shares will be issued to the Acquired Fund Shareholders and, in lieu of such fractional shares, the Acquired Fund Shareholders will receive cash. In the event there are fractional Acquiring Fund Shares due to Acquired Fund Shareholders at the Effective Time after the Acquired Fund Shares have been converted into Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).
2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either:  (a) the NYSE or primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, then the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.
2.5 COMPUTATIONS OF NET ASSETS. All computations of net asset value shall be made by or under the direction of State Street Bank (“SSB”) in accordance with its regular practice as fund administrator.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE.  Subject to the satisfaction or waiver of the conditions set forth herein, the closing of the Merger (the “Closing”) shall occur on October 8, 2018, or such other date as the parties may agree in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the Valuation Date. The Closing shall be held at 550 Science Drive, Madison, Wisconsin 53711, or at such other place as the parties may agree.
3.2 CUSTODIAN’S CERTIFICATE. The Acquired Fund shall cause SSB, as custodian for the Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, have been paid, or provisions for payment have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

3.3 TRANSFER AGENT’S CERTIFICATE.
(a) The Acquired Fund shall cause Computershare Investor Services, as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the respective Acquired Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.
(b) The Acquiring Fund shall issue and deliver or cause Computershare Investor Services, its transfer agent, to issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.
3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:
(a) The Acquired Fund is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.
(b) The Acquired Fund is duly authorized in accordance with the applicable provisions of the Acquired Fund’s Agreement and Declaration of Trust and Bylaws, each as may be amended and/or restated from time to time.
(c) The Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.
(d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Acquired Fund’s Agreement and Declaration of Trust or Bylaws, each as may be amended and/or restated from time to time, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.
(e) The Acquired Fund has no material contracts or other commitments that will be terminated with liability to the Acquired Fund before the Closing Date.
(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
(g) The financial statements of the Acquired Fund as of its most recently completed fiscal year end have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been made available to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements. The Acquiring Fund acknowledges that, for purposes of making this representation, the Acquired Fund may rely on the opinions rendered by its independent registered public accounting firm in connection with the preparation of those annual financial statements.
(h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and the Acquired Fund has no knowledge of any material contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.
(i) All U.S. federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted against the Acquired Fund.
(j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.
(k) At the time of the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Acquiring Fund has received notice prior to the Closing.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, including such determinations of the Acquired Fund Board as may be required by Rule 17a-8 of the 1940 Act. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(m) The information furnished by the Acquired Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
(n) From the effective date of the Registration Statement (as defined in Section 5.6), through the date of the special meeting of the Acquired Fund’s Shareholders called pursuant to Section 5.2 and on the Closing Date, any written information furnished by the Acquired Fund for use in the Joint Proxy Statement/Prospectus (as defined in Section 5.6), or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(o) For each taxable year of its operations (including the current taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the current taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to and has computed, or will be eligible and will compute (in the case of the current taxable year ending on the Closing Date) its U.S. federal income tax under Section 852 of the Code, and (iii) has been, and will be as of the Closing Date treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a RIC under the Code.
(p) No governmental consents, approvals, authorizations or filings are required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware state law, as applicable, is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been or will be obtained.
4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:
(a) The Acquiring Fund is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.
(b) The Acquiring Fund is duly authorized in accordance with the applicable provisions of the Acquiring Fund’s Agreement and Declaration of Trust and Bylaws, each as may be amended and/or restated from time to time.
(c) The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.
(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result, in a violation of the Acquiring Fund’s Declaration of Trust or Bylaws, each as may be amended and/or restated from time to time, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
(f) The financial statements of the Acquiring Fund as of its most recently completed fiscal year end have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been made available to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements. The Acquired Fund acknowledges that, for purposes of making this representation, the Acquiring Fund may rely on the opinions rendered by its independent registered public accounting firm in connection with the preparation of those annual financial statements.
(g) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and the Acquiring Fund has no knowledge of any material contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
(h) All U.S. federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted against the Acquiring Fund.

(i) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.
(j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including such determinations of the Acquiring Fund Board as may be required by Rule 17a-8 of the 1940 Act. Subject to approval by the Acquiring Fund shareholders (the “Acquiring Fund Shareholders”), this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(k) The information to be furnished by the Acquiring Fund to the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
(l) From the effective date of the Registration Statement (as defined in Section 5.6), through the date of the annual meeting of the Acquiring Fund Shareholders called pursuant to Section 5.2 and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Joint Proxy Statement/Prospectus (as defined in Section 5.6), or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(m) The Joint Proxy Statement/Prospectus (defined in Section 5.6) initially filed with the Securities and Exchange Commission (the “Commission”) on or about July 6, 2018 on Form N-14, which will become effective prior to the Closing Date, conforms and, as of its effective date and the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and, as of its effective date and the Closing Date, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(n) For each taxable year of its operations (including the taxable year that includes the Closing Date), the Acquiring Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year that includes the Closing Date) as a RIC under the Code and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC under the Code.
(o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, except such as have been or will be obtained.
(p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND
5.1 OPERATION IN ORDINARY COURSE. Subject to Section 1.5, the Acquired Fund and the Acquiring Fund will operate their respective businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid U.S. federal income or excise taxes. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.
5.2 SHAREHOLDER APPROVAL. The Acquired Fund will call a special meeting of its shareholders to consider and act upon this Agreement (including any transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. The Acquiring Fund will call an annual meeting of its shareholders to consider and act upon this Agreement (including any transactions contemplated hereby), to consider the issuance of Acquiring Fund Shares to the Acquired Fund Shareholders pursuant to this Agreement, and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. The annual meeting and the special meeting are collectively referred to herein as the “Meetings.”
5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.
5.4 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within (sixty) 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Acquired Fund’s Treasurer, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.6 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Fund will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a joint proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement (the “Joint Proxy Statement/Prospectus”). The Registration Statement shall be in material compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the Meetings.
5.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Acquired Fund.
5.8 TAX STATUS OF MERGER. It is the intention of the parties that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund nor the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C. to render the tax opinion contemplated in this Agreement.
5.9 FUND FINANCIAL STATEMENTS. The financial statements of the Acquired Fund for the most recent semi-annual period concluded prior to the date hereof will be prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been made available to the Acquiring Fund) will fairly reflect the financial condition of such Acquired Fund as of the end of such semi-annual period, and there will be no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:
6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.
6.2 The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:
7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
7.2 The Acquired Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.
7.4 The Acquired Fund shall have delivered such other records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT
The obligations of each Fund shall also be subject to the following:
8.1 (a) With respect to the Acquired Fund, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with applicable law and the provisions of the Acquired Fund’s Agreement Declaration of Trust and Bylaws, each as may be amended or restated from time to time; and (b) With respect to the Acquiring Fund, (i) (X) this Agreement and the transactions contemplated herein and (Y) the issuance of the Acquiring Fund Shares as contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquiring Fund shares in accordance with applicable law and the provisions of the Acquiring Fund’s Agreement Declaration of Trust and Bylaws, each as may be amended or restated from time to time.  Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1.
8.2 The Acquiring Fund shall have adopted and maintained any and all agreements necessary for the Acquiring Fund’s operation as a closed-end investment company.
8.3 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.4 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.
8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.6 The Acquired Fund shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carryforward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date.
8.7 The Funds shall have received an opinion of Godfrey & Kahn, S.C. substantially to the effect that for U.S. federal income tax purposes:
(a) The merger of the Acquired Fund with and into the Acquiring Fund pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to such merger.
(b) No gain or loss will be recognized by the Acquiring Fund upon the merger of the Acquired Fund with and into the Acquiring Fund pursuant to applicable state laws.
(c) No gain or loss will be recognized by the Acquired Fund upon the merger of the Acquired Fund with and into the Acquiring Fund pursuant to applicable state laws.
(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the conversion of all their Acquired Fund shares solely for Acquiring Fund Shares in the merger of the Acquired Fund with and into the Acquiring Fund, except with respect to any gain attributable to the receipt of cash by the Acquired Fund Shareholders in lieu of fractional shares.
(e) The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Merger will be the same as the aggregate basis of the Acquired Fund Shares converted into such Acquiring Fund Shares, except with respect to any amounts attributable to the receipt of cash by the Acquired Fund Shareholders in lieu of fractional shares. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Merger.
(f) The basis of the Acquired Fund’s assets received by the Acquiring Fund in the Merger will be the same as the basis of such assets to the Acquired Fund immediately before the Merger. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.
No opinion will be expressed as to whether any gain or loss will be recognized, or whether the applicable basis or holding period of an asset will be impacted: (1) on assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of the tax year of the Acquired Fund, (5) upon termination of a position, or (6) as a result of the investment activities of the Acquiring Fund.
Such opinion shall be based on customary assumptions and such representations as Godfrey & Kahn, S.C. may reasonably request of the Funds, including with respect to any related transactions, and the Funds will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.7.
ARTICLE IX
EXPENSES
9.1 Expenses incurred in connection with the Merger will be paid by Madison Asset Management, LLC, the investment advisor to the Funds. Merger expenses include, without limitation: (a) expenses associated with the preparation, filing, printing and distribution, as applicable, of the Registration Statement and other Proxy Materials; (b) Commission and state securities commission filing fees; (c) legal and accounting fees in connection with the Merger; (d) stock exchange fees; (e) transfer agency fees; (f) portfolio transfer taxes (if any); (g) solicitation of the transactions; and (h) any similar expenses incurred in connection with the Merger.
9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.
10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
11.1 This Agreement may be terminated by the mutual agreement of the Funds and such termination may be effected by the President of each Fund in writing without further action by their Boards of Trustees. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to:
(a) a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof;
(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
(c) a determination by the Board of Trustees of the Acquiring Fund or the Board of Trustees of the Acquired Fund that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Acquired Fund, respectively.
11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or the Acquired Fund, or their Board members and officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.
ARTICLE XII
AMENDMENTS
12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the Acquired Fund as authorized by their Boards of Trustees; provided, however, that following the Meetings called pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of (a) changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval; or (b) effecting any change that would adversely affect the Acquiring Fund Shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY
13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws.
13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund or the Acquired Fund personally, but shall bind only the property of the respective Fund, as provided in the Agreement and Declaration of Trust of the respective Fund. All persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund and signed by authorized officers of the Acquiring Fund and the Acquired Fund, respectively, acting as such. Neither the authorization by such Boards of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.
13.6 It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between the Acquired Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

ARTICLE XIV
NOTICES
14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund or to the Acquiring Fund at the applicable address set forth in the first paragraph of this Agreement, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.
IN WITNESS WHEREOF, the parties have duly executed this Agreement, as of the date first written above.

MADISON STRATEGIC SECTOR PREMIUM FUND
By:
Name:
Title:

MADISON COVERED CALL & EQUITY STRATEGY FUND
By:
Name:
Title:

MADISON ASSET MANAGEMENT, LLC (with respect to Section 9.1 hereof only)
By:
Name:
Title:

EXHIBIT B

SUMMARY OF PROXY VOTING POLICIES & PROCEDURES

Each of the Funds has adopted the proxy voting policies and procedures of its investment adviser, Madison Asset Management, LLC (“Madison”). The proxy voting policies and procedures for Madison are found below, and collectively constitute the proxy voting policies and procedures of Funds.

MADISON ASSET MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client’s best interests as described below by these policies.

Regular Accounts
We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy
As stated above, our goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client’s best interests, then we must vote against the Board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions
In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors' recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g., equitycorresp@madisonadv.com).

Why would voting as the Board recommends NOT be in the client’s best interests?
Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1.	Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position?
(This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients’ best interests to vote against management’s recommendation.)

2.	If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3.
Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market?

(For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management’s recommendation if we believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if we believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management’s recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4.	Would accepting the Board of Directors recommendation cause us to violate our client’s investment guidelines?
(For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must “second guess” the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients’ investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest
Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer) (as determined by a review of our Conflicted Proxy List), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, the firm will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

In the absence of any conflict, once any member of the relevant portfolio management team determines that it would be in our clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Management Team, or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Management Team or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy.

Voting Proxies of Securities No Longer Owned
We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates. In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote. Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Special Considerations for Securities on Loan
The Funds may loan securities from time to time under the funds' securities lending program. Pursuant to such program, Madison will call back securities on loan in the event there is a vote on a material matter (e.g., merger) so that those securities can be voted.

Special Considerations for International Securities
Certain foreign companies may impose restrictions on transfer, exchange or other matters in connection with shareholder voting. As a result, there may be instances when we will not vote a proxy of a foreign or international security because doing so might adversely affect our client’s rights relating to the security, including our ability to sell the securities for a specific time period.

ERISA Fiduciary Accounts
As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that our investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1.	If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client’s accounts.

2.	On the other hand, if the Contracts are silent or simply state that we “may” vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires us, when we are responsible for voting proxies:

1.	To maintain voting records for review by the named fiduciary of the plan; and

2.	Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting
We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision).

As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC’s EDGAR database. We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.

We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

B-1

EXHIBIT C

PRIVACY POLICY Rev. 02/2013
FACTS	WHAT DOES MADISON COVERED CALL & EQUITY STRATEGY FUND (MCN) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪
Social Security number and transaction history
▪
Account balances and checking account information
▪
Purchase history and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share investors’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their investors’ personal information; the reasons MCN chooses to share; and whether you can limit this sharing.

Reason we can share your personal information	Does Madison Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions	Call 1-800-877-6089 or go to www.madisonfunds.com.

C-1

Who we are
Who is proving this notice?	Madison Covered Call & Equity Strategy Fund, 550 Science Drive, Madison, WI 53711

What we do
How does Madison protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Madison collect my personal information?
We collect your personal information, for example, when you
- Open an account or provide account information
- Direct us to buy securities or make deposits or withdrawals from your account
- Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
- sharing for affiliates’ everyday business purposes- information about your creditworthiness
- affiliates from using your information to market to you
- sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
- Our affiliates include companies with a common "Madison” name; financial companies such as Madison Asset Management, Madison Funds and MFD Distributor.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. - Madison does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. - Madison does not jointly market.

Other important information

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EXHIBIT D

MADISON COVERED CALL & EQUITY STRATEGY FUND
NOMINATING & GOVERNMENT COMMITTEE CHARTER
Amended and Restated Effective May 8, 2018

I.     Membership and Qualifications of the Nominating and Governance Committee
The Nominating and Governance Committee (the “Committee”) shall consist of all of the Independent Trustees on the Board of Trustees (the “Board”). No member of the Nominating and Governance Committee shall be an “interested person” of any of the above referenced investment company Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)1, nor shall any member receive any compensation from any such Trusts except compensation for service as a member of the Trust’s Board of Trustees (“Board”) or a committee of the Board. Hereinafter, any references to a Trust or the Trusts shall refer to the above referenced investment companies.
II.     Purposes of the Nominating and Governance Committee
The purposes of the Nominating and Governance Committee of the Boards of the Trusts is to review matters pertaining to the composition, committees, and operations of the Board.
III.    Duties and Powers of the Nominating and Governance Committee
The Committee shall have the following duties and powers:

1.	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee.

2.	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

3.	To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.
The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.
Any action of the Committee may be taken without a meeting if all of the members of the Committee consent thereto in writing.
IV.     Role and Responsibilities of Nominating and Governance Committee
The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise and (v) overall diversity of the Board’s composition.
In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment advisor(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust(s) to identify potential candidates.
The Committee also requires that no Trustee may continue to serve after the end of the calendar year in which the Trustee attains age seventy-six (76) unless all of the other Trustees, including those who are not Independent Trustees, unanimously approve such Trustee continuing to hold office at a regular or special Trustee meeting. After any such initial approval, the decision to allow such a Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each calendar year and shall be effective no longer than the end of the following calendar year. Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired on the last day of the applicable calendar year unless he or she requests an earlier retirement date.
V.    Operations of Nominating and Governance Committee
The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).
Appendix A
Procedures for Shareholders to Submit Nominee Candidates
Except as set forth in the applicable Trust’s Agreement and Declaration of Trust and/or Bylaws, a Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.
The shareholder (the “Recommending Shareholder”) must submit any such recommendation (the “Shareholder Recommendation”) in writing to the respective Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust.

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2.
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust (i) in connection with an annual meeting, not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting, or (ii) in connection with a special meeting called for the purpose of electing one or more Trustees, not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which a “public announcement” (as defined below) is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In the event the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, or in the event that no annual meeting was held the preceding year, the Shareholder Recommendation will be timely if so delivered not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made. The public announcement of a postponement or adjournment of an annual or special meeting shall not commence a new time period for purposes of the Shareholder Recommendation’s timeliness. “Public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act).

3.	The Shareholder Recommendation must include:
(i) a statement in writing setting forth -
(A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the Recommending Shareholder (the “Candidate”),
(B) as to each of the Recommending Shareholder, the Candidate and any Shareholder Associated Person (as defined below), the class or series and number of all shares of the applicable Trust (the “Trust Shares”) owned of record or beneficially by such Recommending Shareholder, Candidate or Shareholder Associated Person, the date(s) on which such Trust Shares were acquired, the investment intent of such acquisition(s), and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such shares or other security) in any Trust Shares of any such person (whether or not such person maintains a “net long” position),
(C) information as to the Candidate’s knowledge of the investment company industry, experience as a trustee or senior officer of a public company, directorships or trusteeships on the boards of other registered investment companies and educational background,
(D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Shareholder Recommendation by, or on behalf of, the Recommending Shareholder, the Candidate and/or a Shareholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Recommending Shareholder, Candidate or Shareholder Associated Person with respect to any Trust Shares,
(E) the nominee holder for, and number of, any Trust Shares owned beneficially but not of record by the Recommending Shareholder, the Candidate or a Shareholder Associated Person and evidence establishing such beneficial owner’s indirect ownership of and entitlement to vote such Trust Shares,
(F) to the extent known by the Recommending Shareholder, the name and address of any other shareholder supporting the Candidate for election as a Trustee of the Trust on the date of the Shareholder Recommendation,
(G) a representation that the Recommending Shareholder intends to appear in person at the Board or shareholder meeting to nominate the Candidate,
(H) any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust),
(I) any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and
(J) whether the Recommending Shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Trust to make such determination;
(ii) the written and signed consent of the Candidate (x) to be named as a nominee and to serve as a Trustee if elected; and (y) to complete a trustees’ and officer’s questionnaire if elected;
(iii) a certificate executed by the Candidate certifying that the Candidate is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Trust in connection with service or action as a Trustee of the Trust that has not been disclosed to the Trust;

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(iv) a written and signed representation of the Candidate that he or she (x) is not ineligible to serve as a Trustee under Section 9(a) of the 1940 Act, (y) is not covered by, or subject to a proceeding regarding Section 9(b) of the 1940 Act and (z) will not serve as a trustee or officer of another closed end investment company unless such company is managed by the Trust’s investment manager or investment adviser or by an affiliate of either;
(v) the Recommending Shareholder’s name and address as they appear on the Trust’s books;
(vi) a description of any personal and/or business relationship or any agreement, arrangement or understanding with respect to the nomination between or among the Recommending Shareholder, the Candidate, the Shareholder Associated Person, any of their respective affiliates or associates, and/or any others acting in concert with any of the foregoing (including their names); and
(vii) any other information as the Committee may reasonably require or deem necessary to determine the eligibility of the Candidate to serve on the Board.

4.
“Shareholder Associated Person” of any shareholder means (x) any person acting in concert with such shareholder (including, but not limited to, in connection with the Shareholder Recommendation), and (y) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such shareholder.

5.
Notwithstanding the foregoing provisions of this Appendix A, unless otherwise required by law, if the Recommending Shareholder (or a qualified representative of the Recommending Shareholder) does not appear at the shareholder meeting to present the nomination, then the nomination shall be disregarded, notwithstanding that proxies relating to the nomination may have been received by the Trust. For purposes of this Appendix A, to be considered a qualified representative of the Recommending Shareholder, a person must be a duly authorized officer, manager or partner of the Recommending Shareholder or must be authorized by a writing executed by the Recommending Shareholder to act for the Recommending Shareholder as proxy at the meeting and such person must deliver a copy of the writing to the Secretary at the meeting.

6.
For a nomination to be properly brought before any meeting of shareholders pursuant to this Appendix A, the Recommending Shareholder must be (i) an owner of record on the date of the Shareholder Recommendation, on the record date for such meeting and at the time of the meeting, and/or (ii) a shareholder that holds voting securities entitled to vote at meetings of shareholders through a nominee or “street name” holder of record (a “Nominee Shareholder”) and can demonstrate to the Trust such indirect ownership and such Nominee Shareholder’s entitlement to vote such securities, and is a Nominee Shareholder on the date of the Shareholder Recommendation, on the record date for such meeting and at the time of the meeting.

7.
If information submitted pursuant to this Appendix A by any Recommending Shareholder shall be inaccurate or incomplete in any material respect, such information may be deemed not to have been provided, and the nomination in respect of which such information is required by this Appendix A may be deemed not to have been made. Any such Recommending Shareholder shall notify the Trust of any inaccuracy or incompleteness (within two business days of becoming aware of such inaccuracy or change) in any such information. Within five business days after the record date related to the applicable annual or special meeting of shareholders, and upon written request by the Secretary or the Board, within five business days of delivery of such request (or such other period as may be specified in such request), any such Recommending Shareholder shall provide (i) written verification, satisfactory, in the discretion of the Board or any authorized officer of the Trust, to demonstrate the accuracy or certify the completeness of any information submitted or required to be submitted by the Recommending Shareholder pursuant to this Appendix A, and (ii) a written update of any information submitted by the Recommending Shareholder pursuant to this Appendix A as of the record date or a date not later than such request by the Secretary or the Board. If the Recommending Shareholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided, and the nomination in respect of which such information is required by this Appendix A may be deemed not to have been made.

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